UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material under § 240.14a-12

RTI SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On July 19, 2013, RTI Surgical, Inc., a Delaware corporation, filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of Pioneer Surgical Technology, Inc., a Michigan corporation, on July 16, 2013. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to provide the required financial statements and pro forma financial information that were not included with the Original Form 8-K and that are permitted to be provided by this amendment pursuant to Item 9.01(a)(4) and (b)(2) of Form 8-K. Except for the financial statements filed pursuant to Item 9.01(a), the pro forma financial information furnished pursuant to Item 9.01(b) and the Consents of Grant Thornton LLP and KPMG LLP filed as Exhibits 23.1 and 23.2, respectively, hereto, no substantive amendments or updates are being made to the Original Form 8-K.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 of the Form 8-K as amended by this Amendment No. 1 on Form 8-K/A is set forth below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Audited Financial Statements of Pioneer Surgical Technology, Inc.

Filed herewith as Exhibit 99.2 are the audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

Filed herewith as Exhibit 99.3 are the audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

Unaudited Financial Statements of Pioneer Surgical Technology, Inc.

Filed herewith as Exhibit 99.4 are the unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

(b) Pro Forma Financial Information

Unaudited Pro Forma Financial Information of RTI Surgical, Inc.

Filed herewith as Exhibit 99.5 are the unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

(d) Exhibits

Exhibit Number	Description of Document

2.1*	Agreement and Plan of Merger, dated as of June 11, 2013, by and among RTI Biologics, Inc., Rockets MI Corporation, Pioneer Surgical Technology, Inc. and Shareholder Representative Services LLC, solely in its capacity as the stockholders’ agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2013).

3.1*	Certificate of Designation of Series A Convertible Preferred Stock of RTI Surgical, Inc., dated July 16, 2013.

3.2*	Certificate of Ownership and Merger dated July 16, 2013.

10.1*	Second Amended and Restated Loan Agreement dated July 16, 2013 by and among RTI Surgical, Inc., TD Bank, N.A., a national banking association, as administrative agent for the Lenders and each of the Lenders from time to time a party thereto.

10.2*	Amendment to Investment Agreement, dated as of July 15, 2013 by and among RTI Biologics, Inc. and WSHP Biologics Holdings, LLC.

10.3*	Investor Rights Agreement dated as of July 16, 2013 by and between RTI Surgical, Inc. and WSHP Biologics Holdings, LLC.

10.4*	Form of Water Street Director Indemnification Agreement.

10.5*	Form of Director Indemnification Agreement.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of KPMG LLP.

99.1*	Press release issued by RTI Surgical, Inc., dated July 16, 2013.

99.2	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

99.3	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

99.4	The unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

99.5	The unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commmission on July 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: September 16, 2013	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K/A Current Report

Exhibit Number	Description of Document

2.1*	Agreement and Plan of Merger, dated as of June 11, 2013, by and among RTI Biologics, Inc., Rockets MI Corporation, Pioneer Surgical Technology, Inc. and Shareholder Representative Services LLC, solely in its capacity as the stockholders’ agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2013).

3.1*	Certificate of Designation of Series A Convertible Preferred Stock of RTI Surgical, Inc., dated July 16, 2013.

3.2*	Certificate of Ownership and Merger dated July 16, 2013.

10.1*	Second Amended and Restated Loan Agreement dated July 16, 2013 by and among RTI Surgical, Inc., TD Bank, N.A., a national banking association, as administrative agent for the Lenders and each of the Lenders from time to time a party thereto.

10.2*	Amendment to Investment Agreement, dated as of July 15, 2013 by and among RTI Biologics, Inc. and WSHP Biologics Holdings, LLC.

10.3*	Investor Rights Agreement dated as of July 16, 2013 by and between RTI Surgical, Inc. and WSHP Biologics Holdings, LLC.

10.4*	Form of Water Street Director Indemnification Agreement.

10.5*	Form of Director Indemnification Agreement.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of KPMG LLP.

99.1*	Press release issued by RTI Surgical, Inc., dated July 16, 2013.

99.2	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2012 and December 31, 2011.

99.3	The audited consolidated financial statements of Pioneer Surgical Technology, Inc. as of and for the years ended December 31, 2010 and December 31, 2009.

99.4	The unaudited condensed consolidated financial statements of Pioneer Surgical Technology, Inc. as of June 30, 2013 and December 31, 2012 and for the six month periods ended June 30, 2013 and June 30, 2012.

99.5	The unaudited pro forma condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. for the year ended December 31, 2012 and the unaudited pro forma condensed combined balance sheet and condensed combined statement of comprehensive (loss) income of RTI Surgical, Inc. as of and for the six month period ended June 30, 2013.

*	Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commmission on July 19, 2013

Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated July 31, 2013, with respect to the consolidated financial statements of Pioneer Surgical Technology, Inc. and Subsidiaries for the years ended December 31, 2012 and 2011 included in the periodic report of RTI Surgical, Inc. on Form 8-K/A dated September 16, 2013. We hereby consent to the incorporation by reference of said report in the Registration Statements of RTI Surgical, Inc. on Form S-8 (File Nos. 333-54378, effective January 26, 2001; 333-128232, effective September 9, 2005; 333-149418, effective February 27, 2008; and 333-166543, effective May 5, 2010).

Chicago, Illinois

September 16, 2013

/s/ Grant Thornton LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

EXHIBIT 23.2

Consent of Independent Auditors

We consent to the incorporation by reference in the registration statements (Nos. 333-54378, 333-128232, 33149418, and 333-166543) on Form S-8 of RTI Surgical, Inc. of our report dated May 16, 2011, with respect to the consolidated balance sheet of Pioneer Surgical Technology, Inc. and subsidiaries as of December 31, 2010, and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows, for the year then ended which report appears in Form 8-K/A of RTI Surgical Technology, Inc. dated September 16, 2013.

/s/ KPMG LLP

Minneapolis, Minnesota

September 16, 2013

Exhibit 99.2

Consolidated Financial Statements and Report of Independent Certified Public Accountants

Pioneer Surgical Technology, Inc. and Subsidiaries

December 31, 2012 and 2011

Grant Thornton LLP
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Board of Directors

Pioneer Surgical Technology, Inc.

We have audited the accompanying consolidated financial statements of Pioneer Surgical Technology, Inc. and Subsidiaries (collectively, the Company), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income, stockholders’ (deficit) equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pioneer Surgical Technology, Inc. and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
July 31, 2013

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

December 31,

(In thousands, except share data)

	2012	2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,618	$2,524
Short-term investments	800	5,505
Accounts receivable, net	13,829	11,488
Inventories, net	29,175	29,133
Prepaid expenses	357	401
Deferred tax assets, net	4,688	—
Refundable taxes	256	418

Total current assets	50,723	49,469

PROPERTY, PLANT AND EQUIPMENT, NET	17,052	18,056

INTANGIBLE ASSETS, NET	1,304	1,023

LONG-TERM INVESTMENTS	—	800

DEFERRED TAX ASSETS, NET	4,109	—

OTHER LONG-TERM ASSETS	125	297

TOTAL ASSETS	$73,313	$69,645

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS - CONTINUED

December 31,

(In thousands, except share data)

	2012	2011
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Line of credit	$—	$8,825
Current maturities of long-term debt	2,051	2,012
Accounts payable	4,988	6,833
Accrued expenses and other current liabilities	8,326	9,481
Series B embedded derivative	—	10,336

Total current liabilities	15,365	37,487

LONG-TERM LIABILITIES
Line of credit	2,192	—
Long-term debt, net of current maturities	7,966	4,622
Other liabilities	1,913	893

Total liabilities	27,436	43,002

SERIES A CONVERTIBLE PREFERRED STOCK SUBJECT TO REDEMPTION - no par value; 7,519,706 shares authorized, issued and outstanding (liquidation preference of $53,981) at December 31, 2011	—	58,211

SERIES B CONVERTIBLE PREFERRED STOCK SUBJECT TO REDEMPTION - no par value; 5,434,783 shares authorized, 4,619,565 shares issued and outstanding (liquidation preference of $32,390) at December 31, 2011	—	13,930

COMMON STOCK SUBJECT TO REDEMPTION, no par value; 255,000 shares issued and outstanding at December 31, 2012 and 2011	201	204

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY (DEFICIT)
Series A preferred stock, no par value; 7,519,706 shares authorized, issued and outstanding at December 31, 2012 (Note N)	65,000	—
Series B preferred stock, no par value; 4,619,565 shares authorized, issued and outstanding at December 31, 2012 (Note N)	31,262	—
Common stock, no par value; 143,000,000 shares authorized; 32,188,621 and 32,446,881 shares issued and outstanding (excluding shares subject to redemption) at December 31, 2012 and 2011, respectively	—	—
Notes receivable from sale of common stock	(820)	(986)
Accumulated deficit	(49,833)	(44,947)
Accumulated other comprehensive income	67	231

Total stockholders’ equity (deficit)	45,676	(45,702)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$73,313	$69,645

The accompanying notes are an integral part of these consolidated financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Years ended December 31,

(In thousands)

	2012	2011

Net sales	$88,180	$77,272

Cost of sales	26,506	22,285

Gross profit	61,674	54,987

Operating expenses
General and administrative	18,809	15,824
Selling and marketing	32,495	30,901
Research and development	8,587	10,138

Total operating expenses	59,891	56,863

Operating income (loss)	1,783	(1,876)

Other income (expense)
Interest income	57	109
Interest expense	(571)	(631)
Gain on embedded Series B derivative	1,430	3,650
Other expense	(430)	(403)

Total other income	486	2,725

Income before income tax	2,269	849

Income tax (benefit) expense	(8,078)	269

Net income	10,347	580

Other comprehensive income (loss)
Translation adjustment	(164)	162

COMPREHENSIVE INCOME	$10,183	$742

The accompanying notes are an integral part of these consolidated financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ (DEFICIT) EQUITY

Years ended December 31,

(In thousands, except share data)

	Stock subject to redemption							Stockholders’ equity (deficit)
	Series A Preferred Stock		Series B Preferred Stock		Common stock		Total stock subject to redemp-	Series A Preferred Stock		Series B Preferred Stock		Common stock		Notes receivable from sale of common	Accu- mulated	Accu- mulated other compre- hensive income	Total stock- holders’ (deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	tion	Shares	Amount	Shares	Amount	Shares	Amount	stock	deficit	(loss)	equity

Balance at January 1, 2011	7,519,706	$49,726	4,619,565	$7,128	588,560	$398	$57,252	—	$—	—	$—	32,120,110	$4,395	$(931)	$(35,024)	$69	$(31,491)

Net income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	580	—	580
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	162	162
Issuance - common stock	—	—	—	—	—	—	—	—	—	—	—	200,262	56	(55)	—	—	1
Redemption - common stock	—	—	—	—	—	—	—	—	—	—	—	(207,051)	(48)	—	—	—	(48)
Share-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	187	—	—	—	187
Accretion - preferred stock to redemption value	—	8,220	—	6,514	—	—	14,734	—	—	—	—	—	(4,568)	—	(10,166)	—	(14,734)
Accretion - preferred stock issuance costs	—	265	—	288	—	—	553	—	—	—	—	—	(216)	—	(337)	—	(553)
Accretion - common stock subject to redemption	—	—	—	—	—	(194)	(194)	—	—	—	—	—	194	—	—	—	194
Changes in shareholder redemption rights	—	—	—	—	(333,560)	—	—	—	—	—	—	333,560	—	—	—	—	—

Balance at December 31, 2011	7,519,706	58,211	4,619,565	13,930	255,000	204	72,345	—	—	—	—	32,446,881	—	(986)	(44,947)	231	(45,702)

Net income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,347	—	10,347
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(164)	(164)
Issuance - common stock	—	—	—	—	—	—	—	—	—	—	—	—	—	(41)	41	—	—
Redemption - common stock	—	—	—	—	—	—	—	—	—	—	—	(258,260)	—	207	(255)	—	(48)
Share-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	193	—	193
Accretion - preferred stock to redemption value	—	6,611	—	8,198	—	—	14,809	—	—	—	—	—	—	—	(14,809)	—	(14,809)
Accretion - preferred stock issuance costs	—	178	—	228	—	—	406	—	—	—	—	—	—	—	(406)	—	(406)
Accretion - common stock subject to redemption	—	—	—	—	—	(3)	(3)	—	—	—	—	—	—	—	3	—	3
Changes in shareholder redemption rights	(7,519,706)	(65,000)	(4,619,565)	(22,356)	—	—	(87,356)	7,519,706	65,000	4,619,565	31,262	—	—	—	—	—	96,262

Balance at December 31, 2012	—	$—	—	$—	255,000	$201	$201	7,519,706	$65,000	4,619,565	$31,262	32,188,621	$—	$(820)	$(49,833)	$67	$45,676

The accompanying notes are an integral part of these consolidated financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,

(In thousands, except share data)

	2012	2011
Cash flows from operating activities
Net income	$10,347	$580
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	5,183	5,234
Loss on disposal of property and equipment	706	701
Bad debt expense, net of recoveries	201	264
Provision for excess and obsolete inventory	785	325
Gain on embedded Series B derivative	(1,430)	(3,650)
Change in interest rate swap liabilities	(138)	4
Share-based compensation expense	193	187
Deferred tax provision	(8,797)	—
Deferred revenue	(143)	—
Changes in operating assets and liabilities
Accounts receivable	(2,335)	(2,014)
Inventory	(494)	(8,946)
Prepaid expenses and other assets	11	245
Refundable taxes	149	(294)
Accounts payable	(2,192)	1,742
Accrued and other liabilities	151	3,641

Net cash provided by (used in) operating activities	2,197	(1,981)

Cash flows from investing activities
Purchase of short-term investments	—	(23)
Maturities of short-term investments	5,505	—
Proceeds from long-term investments	61	—
Purchase of property, plant and equipment	(4,809)	(5,550)
Proceeds from disposition of property and equipment	2	177
Purchase of intangible assets	(419)	—

Net cash provided by (used in) investing activities	340	(5,396)

Cash flows from financing activities
Payments on line of credit	(50,490)	(32,107)
Proceeds from line of credit	43,856	40,932
Issuance of long-term debt	10,000	—
Payments on long-term debt	(6,774)	(2,266)
Proceeds from the exercise of common stock options	—	1
Redemption of common stock	(48)	(48)

Net cash (used in) provided by financing activities	(3,456)	6,512

Effect of exchange rate changes on cash	13	16

Net decrease in cash and cash equivalents	(906)	(849)

Cash and cash equivalents at beginning of year	2,524	3,373

Cash and cash equivalents at end of year	$1,618	$2,524

Pioneer Surgical Technology, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

Years ended December 31,

(In thousands, except share data)

	2012	2011
Supplemental cash flow information
Cash paid for
Interest	$745	$614
Income taxes, net	100	542

Supplemental disclosures of non-cash investing and financing activities
The Company increased the carrying amount of preferred stock subject to redemption by an aggregate of $15,215 and $15,287 in 2012 and 2011, respectively.
The Company decreased the carrying amount of common stock subject to redemption by an aggregate of $3 and $194 in 2012 and 2011, respectively.
The Company repurchased 207,196 and -0- shares of common stock in lieu of repayment of a stockholder note receivable and accrued interest of $207 and $-0- in 2012 and 2011, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2012 and 2011

(In thousands, except share data)

NOTE A - DESCRIPTION OF BUSINESS

Pioneer Surgical Technology, Inc. and Subsidiaries (together, the Company) are engaged in the business of developing, manufacturing and distributing spine, biologics, orthopedics and cardio-thoracic products. The Company is headquartered in Marquette, Michigan, and has production, research, marketing and engineering offices in the United States of America (U.S.), a sales and distribution office in The Netherlands and a sales office in Germany.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Pioneer Surgical Technology, Inc. and its wholly owned subsidiaries, Pioneer Surgical Orthobiologics, Inc.; Angstrom Acquisition Corp. II; Pioneer Surgical Technology Holdings Luxembourg S.à.r.l.; Pioneer Surgical Technology Australia PTY; Pioneer Surgical Technology Ireland Limited; Pioneer Surgical Technology BV and Pioneer Surgical Technology Deutschland GmbH. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The following amounts, among others, presented in the financial statements are subject to management estimates: allowances for uncollectible receivables, inventory provisions, self-funded insurance liabilities, deferred income tax asset valuation allowances, income tax reserves, deferred revenue and share-based compensation expense. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company is potentially subject to credit risk in connection with its accounts receivable. The Company has a credit policy and performs ongoing credit evaluations of its customers. The Company does not generally require collateral or other security and maintains an allowance for potential credit losses.

The Company maintains its cash balances at various financial institutions. The cash in the Company’s U.S. banks that is interest bearing was insured by the Federal Deposit Insurance Corporation up to $250 and non-interest bearing accounts were fully insured during 2012 and 2011. At times, deposits in these institutions exceed the amount of insurance provided on such deposits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant risk on these balances.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

The Company also had cash equivalents in foreign bank accounts at December 31, 2012 and 2011. If the Company decides to repatriate the cash in foreign bank accounts, it may experience difficulty in repatriating this cash in a timely manner. The Company may also be exposed to foreign currency fluctuations and taxes if it repatriates these funds. The Company’s cash in its foreign bank accounts is not insured.

Sources of Supply

Certain of the Company’s raw materials and purchased components are supplied by single sources due to technology, price, quality or other considerations. Some of these single-sourced components are manufactured to the Company’s design and specifications. Most of these items, however, may be sourced from other suppliers, often after a qualification process. Sourcing from alternative suppliers, in some cases, may require additional product design to accommodate variations from the original components. In the event the Company’s supply of critical raw materials or components was to be interrupted due to the time required to qualify materials or components, or modify product designs, the Company’s ability to manufacture the related product in the desired quantities and in a timely manner could be adversely affected. The Company mitigates these risks by working closely with key suppliers to coordinate product plans and the transition to replacement components for critical parts.

Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents. Cash equivalents are stated at market value, which approximates cost. The Company’s cash equivalents are primarily invested in money market funds.

Short-term Investments

Short-term investments are investments with an original maturity greater than 90 days and less than one year and long-term investments maturing within 12 months of year-end. The Company carries the investments at cost. The Company’s short-term investments are primarily invested in certificates of deposit.

Long-term Investments

Long-term investments are investments with an original maturity greater than one year. The Company carries the investments at cost. The Company’s long-term investments are primarily invested in certificates of deposit.

Accounts Receivable

The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. Accounts receivable are stated at net invoice amounts. The Company maintains an allowance for uncollectible amounts. This allowance is an estimate and is regularly evaluated by the Company for adequacy by considering factors such as past experience, credit quality of the customer base, age of the receivable balances (both individually and in the aggregate) and current economic conditions that may affect a customer’s ability to pay. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible. Allowances for uncollectible amounts attributed to bad debts are recorded in general and administrative expenses in the accompanying consolidated statements of comprehensive income. If the financial condition of the Company’s customers was to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. A rollforward of the allowance for uncollectible amounts is as follows:

	2012	2011

Beginning balance	$588	$472
Provision	201	264
Write-offs	(177)	(148)

Ending balance	$612	$588

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Inventory

Inventory, including consigned finished goods, is stated at the lower of cost or market, with cost determined using the first-in, first-out method. The Company’s evaluation of inventories for obsolescence and excess quantities includes analyses of inventory levels, including consigned finished goods, historical loss trends, expected product lives, product at risk of expiration, sales levels by product and projections of future sales demand. Current products and related inventories may require additional provisions based on changes in market demand or introduction of competing technologies. Increases in the provision for excess and obsolete inventory result in a corresponding expense to cost of sales in the accompanying consolidated statements of comprehensive income. The Company reduces excess and obsolete provisions for products no longer requiring reserves at the time product is sold or otherwise disposed of. Consigned finished goods are included in inventory until revenue is recognized as described in note B.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated utilizing the straight-line method over the estimated useful lives of the respective assets. The cost for purchased software includes the cost of development and implementation. Leasehold improvements are amortized over the shorter of the useful life of the assets or term of the lease. Repairs and maintenance are expensed as incurred.

Surgical Instruments

Surgical instruments are handheld devices used by surgeons during implant procedures. The Company retains title to the surgical instruments, which are recorded within property, plant and equipment at cost less accumulated depreciation. Depreciation is computed using the straight-line method based on an estimated useful life of three years. Depreciation for instruments is included in selling and marketing expenses in the accompanying consolidated statements of comprehensive income.

Intangible Assets

Intangible assets include license agreements and patent rights. Intangible assets are amortized over the estimated useful life on a straight-line basis. At the time of acquisition, the asset life is estimated based on the term of the license agreement, patent life or market exclusivity of the asset and an assessment of future sales and profitability of the asset.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Impairment of Long-lived Assets

Long-lived assets, which include property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for impairment, the Company first compares undiscounted cash flows expected to be generated by an asset group to the carrying amount of the assets. If the carrying amounts of the long-lived assets were not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying amount of individual assets exceeds their fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values or third-party independent appraisals as considered necessary. There was no impairment of long-lived assets during the years ended December 31, 2012 and 2011.

Derivative Instruments

The Company has entered into interest rate swaps in connection with certain debt financing to enhance the predictability of the related expense and cash flows, and has elected to forgo the documentation required to obtain hedge accounting. All of the Company’s derivative instruments are recorded on the consolidated balance sheets as either an asset or a liability and measured at fair value. The changes in the derivatives’ fair values are recognized as interest expense or interest income in the accompanying consolidated statements of comprehensive income.

In connection with the Company’s Series B preferred stock (Series B) issuance, the Company was required to bifurcate an embedded derivative and account for it as a bundled derivative instrument as described in note N.

Stock Subject to Conditional Redemption Rights

Certain of the Company’s common shares and, prior to September 13, 2012, the Company’s Series A preferred stock (Series A) and Series B are subject to conditional redemption rights that are outside the control of the Company. The Company has elected to account for conditionally redeemable equity instruments within mezzanine equity in the accompanying consolidated balance sheets. For common shares subject to conditional redemption rights that are probable of being met, the Company records the carrying amount of the shares at their redemption price at each year-end. Changes in the carrying amounts of preferred and common shares recorded in mezzanine equity are treated in the same manner as dividends on non-redeemable stock. See note M for the treatment of the Series A and Series B after September 13, 2012.

Foreign Currency Translation

The euro is the functional currency of Pioneer Surgical Technology BV, Pioneer Surgical Technology Deutschland GmbH and Pioneer Surgical Technology Holdings Luxembourg S.à.r.l., the Company’s wholly owned European subsidiaries. Assets and liabilities of these subsidiaries are translated into U.S. dollars at the rate of exchange in effect at the close of the year. Income and expenses are translated at an average rate of exchange for the year. The aggregate effect of translating the consolidated financial statements is included in accumulated other comprehensive income in the accompanying consolidated statements of stockholders’ (deficit) equity. Foreign currency transaction gains and losses are included in other expense in the accompanying consolidated statements of comprehensive income. The aggregate transaction loss was $172 and $253 in 2012 and 2011, respectively.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Other Comprehensive (Loss) Income

Foreign currency translation adjustments are reported as a direct adjustment to equity in the consolidated balance sheets. Foreign currency translation adjustments of $(164) and $162 as of December 31, 2012 and 2011, respectively, along with net income, are considered components of comprehensive income. The currency translation adjustment is not adjusted for income taxes. Comprehensive income was $10,183 and $742 in 2012 and 2011, respectively.

Revenue Recognition and Cost of Sales

The Company sells a significant portion of its products directly to original equipment manufacturers and through third-party distributors to health care facilities. In limited circumstances, the Company will sell directly to health care facilities. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists; shipment or delivery has occurred, based on the sales terms; the sales price is fixed or determinable; and collectability is reasonably assured. Sales directly to other companies are recognized when title and risk of ownership have been transferred, which are upon shipment or delivery to the customer.

A significant amount of inventory is held on consignment within the third-party distributor network by distributor field representatives, with the Company retaining risk of inventory ownership. Distributors are representatives of the Company and are aware of consignment inventory sales because a distributor is generally present at the time the product is implanted in a patient. Consignment inventory sales are recognized when the Company receives notification via a delivered order form that a product has been used or implanted. The Company is responsible for establishing pricing and retains accounts receivable collection risk. Distributor commissions are determined through distributor agreements, and such commissions are recognized as a selling cost.

The Company also has inventory held on consignment with one customer. The Company retains risk of inventory ownership, and sales are recognized monthly based on usage.

The Company has revenue related to research and development projects contingent on the achievement of certain milestones. Revenue is recognized in the period the milestone is achieved if the revenue was related to the Company’s performance to achieve the milestone, relates solely to past performance, and is reasonable relative to all of the deliverables and payment terms within the arrangement. The amount of revenue recognized based on the achievement of milestones during the years ended December 31, 2012 and 2011, was not material to the Company’s consolidated financial statements.

Cash collected in excess of revenue recognized is recorded as deferred revenue within other liabilities in the accompanying consolidated balance sheets. Deferred revenue was $866 and $8 as of December 31, 2012 and 2011, respectively.

Revenue recognition terms are consistent for both domestic and international sales. All sales are recorded net of any trade or volume discounts. There are no material prompt payment discounts offered. Products sold to hospitals are either implanted or one-time use medical devices and are not subject to return. Products sold through resellers are subject to return, and as such, an allowance is maintained for returns.

The Company has significant revenues and receivable balances with individual customers. In 2012, sales to one customer represented 19% of the Company’s total net sales and 8% of accounts receivable and another

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

customer represented 10% of the Company’s outstanding accounts receivable as of December 31, 2012. In 2011, sales to two customers represented 18% and 10%, respectively, of the Company’s total net sales and 6% and 5%, respectively, of accounts receivable. Collection terms for these customers are net 30 days.

Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and, therefore, are excluded from net sales in the accompanying consolidated statements of comprehensive income. Shipping and handling costs billed to customers for the delivery of finished goods are not significant and are recorded in net sales in the accompanying consolidated statements of comprehensive income. These costs are recorded within cost of sales in the accompanying consolidated statements of comprehensive income as they are incurred. Cost of sales in the accompanying consolidated statements of comprehensive income, consisting primarily of raw materials, components, direct labor and manufacturing overhead, is recognized in the same period in which the related revenue is recognized.

Net sales were made to customers in the following geographic regions:

	2012	2011

North America	$79,409	$70,077
Europe, Middle East and Africa	5,167	5,776
Asia	3,151	1,419
Australia	453	—

Total	$88,180	$77,272

Income Taxes

The Company accounts for income taxes under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a valuation allowance to reduce deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Interest and penalties, if incurred, are recognized in the consolidated statements of comprehensive income.

Share-based Compensation

The Company measures and recognizes the cost of employee services received in exchange for equity instruments classified within equity based on the grant date fair value of those awards. Compensation cost for equity classified awards is recognized ratably using the straight-line attribution method over the expected vesting period, which is considered to be the requisite service period, based on awards ultimately expected to vest, and is reduced for estimated forfeitures of unvested awards.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

For purposes of calculating share-based compensation, the Company estimates the fair value of stock options using a Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including volatility, expected life, interest rates and dividends.

The Company records expense for all stock options granted to non-employees who are not directors in an amount equal to the estimated fair value at the earlier of the performance commitment date or the date at which performance is complete, determined using the Black-Scholes option pricing model. The expense is recognized ratably over the vesting period.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for 2012 and 2011 was $85 and $139, respectively.

Research and Development

Research and development expenditures are charged to expense as incurred and include the costs to design, develop, test, deploy and enhance products. Research and development expense in the accompanying consolidated statements of comprehensive income also includes the cost of acquired in-process research and development (IPR&D), clinical trials and obtaining regulatory approval for products.

IPR&D

Payments for the acquisition of products that are under development or are not approved by the Food and Drug Administration (FDA) for marketing, and have not reached technical feasibility or have no foreseeable alternative future uses, are expensed as research and development or acquired IPR&D.

IPR&D acquired in a business combination is capitalized at fair value as an indefinite-lived intangible asset until completion of the IPR&D project or abandonment. Upon completion of the project, acquired IPR&D assets are amortized over the estimated useful life. If the IPR&D project was abandoned, the related assets would be impaired and written down to the remaining fair value. IPR&D acquired in an asset purchase is expensed immediately. For the years ended December 31, 2012 and 2011, no IPR&D was capitalized and there were no impairments or withdrawals.

Recently Issued Accounting Statements

In February 2013, the Financial Accounting Standards Board (FASB) expanded the disclosure requirements with respect to changes in accumulated other comprehensive income. Under this new guidance, companies will be required to disclose the amount of income (or loss) reclassified out of accumulated other comprehensive income to each respective line item on the consolidated statements of comprehensive income where net income is presented. The guidance allows companies to elect whether to disclose the reclassification either in the notes to the financial statements or parenthetically on the face of the financial statements. This update is effective for the Company beginning in 2013. Since the accounting guidance only impacts disclosure requirements, its adoption will not have a material impact on the Company’s consolidated financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE C - INVENTORIES, NET

Inventories, net consisted of the following at December 31:

	2012	2011

Raw materials	$1,589	$2,424
Work in process	7,943	8,569
Finished goods	7,759	8,286
Consigned inventory	11,884	9,854

Total	$29,175	$29,133

As of December 31, 2012 and 2011, the Company had an inventory allowance related to excess and obsolete inventory of $5,718 and $4,896, respectively.

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows at December 31:

	2012	2011	Depreciable life (years)

Land	$284	$284
Land improvements	354	354	20
Buildings	9,504	9,504	39
Machinery and equipment	16,065	16,468	3 - 10
Furniture and fixtures	2,190	1,935	3 - 10
Computer equipment and software	4,000	3,956	3 - 5
Surgical instrumentation	11,554	10,082	3
Construction in progress	572	96

Total property, plant and equipment	44,523	42,679

Accumulated depreciation	(27,471)	(24,623)

Property, plant and equipment, net	$17,052	$18,056

Total depreciation expense related to property, plant and equipment was $5,042 and $5,110 in 2012 and 2011, respectively. The depreciation expense for property, plant and equipment under a capital lease was $54 and $109 in 2012 and 2011, respectively. The cost of property, plant and equipment under capital lease totaled $255 and $892 as of December 31, 2012 and 2011, respectively. Accumulated depreciation related to property, plant and equipment under capital lease totaled $75 and $794 as of December 31, 2012 and 2011, respectively. Depreciation expense for surgical instrumentation was $2,903 and $2,613 in 2012 and 2011, respectively.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Disposal of fixed assets during 2012 and 2011 resulted in a loss of $706 and $701, respectively. The losses were recorded as operating expenses.

As of December 31, 2012 and 2011, the Company had net property, plant and equipment of $541 and $464, respectively, located in foreign jurisdictions.

NOTE E - INTANGIBLE ASSETS

The following tables provide the gross and net amounts of intangible assets as of December 31:

	2012
	License agreement	Patent rights	Total

Original cost	$1,170	$1,269	$2,439
Less accumulated amortization/write-offs	(264)	(871)	(1,135)

Net intangible assets	$906	$398	$1,304

	2011
	License agreement	Patent rights	Total

Original cost	$1,170	$850	$2,020
Less accumulated amortization/write-offs	(147)	(850)	(997)

Net intangible assets	$1,023	$—	$1,023

During 2012, the Company capitalized costs incurred to obtain patents, including attorney fees and registration fees directly related to securing a patent. These costs are being amortized over the remaining amortizable life of the patent, which has been determined to be 10 years.

Amortization expense was $138 and $117 for the years ended December 31, 2012 and 2011, respectively.

Expected future amortization expense for intangible assets is as follows:

Years ending December 31,

2013	$159
2014	159
2015	159
2016	159
2017	159
Thereafter	509

Total	$1,304

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE F - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following at December 31:

	2012	2011

Accrued payroll	$5,006	$2,958
Commissions payable	1,855	1,792
Accrued vacation	674	763
Deferred revenue	272	8
Accrued royalties	247	3,408
Income taxes payable	55	—
Accrued discounts	38	297
Other current liabilities	179	255

Total accrued expenses and other current liabilities	$8,326	$9,481

NOTE G - LINE-OF-CREDIT FACILITY

In October 2012, the Company entered into a new credit agreement that has a capacity of $15,000, with available credit of $12,808 at December 31, 2012, and carries an interest rate of 2.25% above the one-month London Interbank Offered Rate (LIBOR) (effective rate of 2.46% at December 31, 2012). This agreement expires on October 31, 2014, and is collateralized by substantially all of the Company’s assets. The Company had a similar agreement with a capacity of $12,000 at December 31, 2011. Balances outstanding were $2,192 and $8,825 as of December 31, 2012 and 2011, respectively.

Under the terms of the current agreement, the Company must maintain certain financial ratios, including a debt service coverage ratio and net funded debt to earnings before interest, taxes, depreciation and amortization and limit its capital expenditures as well as other enumerated restrictions, which, if not met, can result in an event of default. A default that remains uncured or is not waived by the bank may result in immediate repayment of the debt. The Company was in compliance with all financial ratio covenants at December 31, 2012. In June 2013, the bank waived the Company’s events of default under the covenants of the loan agreement regarding providing timely GAAP financial statements.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE H - LONG-TERM DEBT

Long-term debt consisted of the following as of December 31:

	2012	2011
Term loan dated October 31, 2012, with an interest rate of 2.50% above the 30-day LIBOR, collateralized by substantially all assets, due in monthly installments of $167 plus interest through November 2017, effective rate of 2.71% at December 31, 2012.	$9,833	$—

Term loan dated October 19, 2007, with an interest rate of 1.25% above the 30-day LIBOR, collateralized by specific equipment, due in monthly installments of $47 plus interest, effective rate of 1.53% at December 31, 2011.	—	4,469

Equipment notes payable in monthly installments of $20 to $38, with interest at 5.90% to 7.00%, collateralized by specific equipment.	—	1,129

Michigan Strategic Fund Bond Debt - limited obligation revenue bonds secured by a letter of credit collateralized by specific assets of the Company, yearly principal payment of $700 through September 2012 with a variable interest rate of 1.50% over the Municipal Swap Index, effective rate of 0.20% at December 31, 2011.	—	700

Economic Development Corporation Bond Debt - tax-exempt industrial revenue bonds secured by a letter of credit collateralized by specific assets of the Company and the personal guarantee of a stockholder, annual principal payments of $200 to $225 through June 2012 with a variable interest rate set weekly at approximately 10 to 30 basis points above the Bond Market Association Index, effective rate of 0.39% at December 31, 2011.	—	225

Leases and loans payable in monthly installments of $1 to $2 expiring from November 2013 through February 2017, with interest at 1.49% to 2.85%, collateralized by specific equipment.	184	111

Total	10,017	6,634

Less current maturities	(2,051)	(2,012)

Long-term debt	$7,966	$4,622

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Future contractual maturities of long-term debt outstanding, including capital leases, were as follows:

Years ending December 31,

2013	$2,051
2014	2,050
2015	2,045
2016	2,032
2017	1,839
Thereafter	—

Total	$10,017

Based on the borrowing rates currently available to the Company for loans with similar terms and average maturities, the fair value of long-term debt (exclusive of leases), including current maturities, as of December 31, 2012, approximated the carrying amount.

For financial statement purposes, the present values of the net minimum lease payments have been capitalized and are being amortized over the useful lives of the assets to which they relate, and are included in property, plant and equipment in the accompanying consolidated balance sheets. The present values of net minimum lease payments are included in long-term debt in the accompanying consolidated balance sheets.

NOTE I - INTEREST RATE SWAPS

In 2002, the Company entered into an interest rate swap agreement with an original notional amount of $3,000 that matured on August 31, 2012, when the notional amount was $350. This swap converted the variable rate of the 1.50% over the Municipal Swap Index to a fixed rate of 0.10%. In 2007, the Company entered into another interest rate swap agreement with an original notional amount of $6,797 that matures on August 1, 2019. The notional amount of this swap at December 31, 2012, was $3,776. This swap converts a variable rate of 1.25% over LIBOR to a fixed rate of 5.90%. The Company entered into these swaps to manage variable interest rate cash flows associated with long-term variable rate debt obligations. The notional amounts decline over the period of the agreements as the associated debt is repaid. The Company made an election not to document the hedge accounting relationship and ongoing effectiveness and ineffectiveness testing that are required for the Company to apply hedge accounting. Accordingly, changes in fair value of the arrangements are recognized within interest expense in the accompanying consolidated statements of comprehensive income. The fair value of the Company’s obligation on interest rate swaps was $668 and $807 as of December 31, 2012 and 2011, respectively. These balances have been included in other long-term liabilities in the accompanying consolidated balance sheets.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE J - LEASES

The Company has non-cancelable operating leases for office space that expire over the next three years.

Minimum rent payments under operating leases are recognized on a straight-line basis over the terms of the leases, including any periods of free rent. Rental expense for operating leases (except those with lease terms of one month or less that were not renewed) during 2012 and 2011 was $899 and $609, respectively.

Future minimum lease payments under capital leases and non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2012, were as follows:

	Capital leases	Operating leases
Years ending December 31,

2013	$54	$1,101
2014	52	782
2015	45	305
2016	32	11
2017	6	—
Thereafter	—	—

Total minimum lease payments	189	$2,199

Less amounts representing interest	(5)

Present value of net minimum lease payments	$184

NOTE K - FAIR VALUE OF MEASUREMENTS

The Company’s financial instruments include cash and cash equivalents, investments, accounts receivable, accounts payable, line credit, debt and interest rate swap. The carrying values of these financial instruments approximate their estimated fair values based on the attributes of the instruments or their quoted prices unless stated. The fair values of the Company’s borrowings under its variable-rate agreements approximate their fair values unless stated. The fair value of the debt and interest rate swap reflect the market values for similar obligations considering their maturities, credit quality and market interest rates. The Company has recorded the interest rate swap on the accompanying consolidated balance sheet at fair value. Changes in fair value are recorded as interest expense in the accompanying consolidated statements of comprehensive income.

The authoritative guidance for fair value measurements defines fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance establishes a valuation hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and developed based on independent

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

market data sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability and developed based on the best information available. This valuation hierarchy prioritizes the inputs into three broad levels as follows:

Level 1 - Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 - Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 - Inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

The fair value authoritative guidance applies to certain financial assets and liabilities that are measured at fair value on a recurring basis. For the Company, financial liabilities include interest rate swaps and the bundled derivative associated with the Series B preferred stock.

The following tables provide the assets and liabilities carried at fair value measured on a recurring basis as of December 31:

	2012
	Level 1	Level 2	Level 3	Total
Liabilities
Interest rate swap	$—	$668	$—	$668

	2011
	Level 1	Level 2	Level 3	Total
Liabilities
Interest rate swaps	$—	$807	$—	$807
Bundled derivative	—	—	10,336	10,336

Total	$—	$807	$10,336	$11,143

The valuation techniques used to determine market value were as follows:

•	Interest rate swaps were valued using models that use readily observable market data as their basis.

•

In 2011, to determine the value of the bundled derivative, a valuation of the Company was performed, employing both discounted cash flow and market comparability techniques. Those values were then allocated to the various equity components. The value assigned to Series B was further allocated to the stock component based on the fair market value of the equity component plus accrued dividends, with the remainder deemed to be the bundled derivative value. As of September 13, 2012, the embedded derivative was no longer required to be bifurcated from the Series B. See note M for further discussion.

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2012 and 2011.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

The following table presents the Company’s activity for the liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	2012	2011

Beginning balance	$10,336	$13,986

Total realized and unrealized gains
Included in earnings(1)	(1,430)	(3,650)
Included in other comprehensive income	—	—
Purchases, issuances and settlements, net	(8,906)	—
Transfers in/out of Level 3, net	—	—

Ending balance	$—	$10,336

Gain recorded in earnings for Level 3 assets still held at year-end	$—	$3,650

(1)	Amounts are included in gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income.

NOTE L - INCOME TAXES

The applicable statutory income tax rate is 34% for the years ended December 31, 2012 and 2011. The actual effective tax rate differs from the expected rate primarily as the result of the state income taxes (net of federal benefit), permanent items and changes in the valuation allowance on deferred taxes.

The Company’s realization of the net deferred tax assets is dependent upon the ability to generate sufficient taxable income in future periods. The valuation allowance takes into consideration management’s estimate of future profitability and the likelihood and timing of the utilization of deferred tax assets.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible. The Company assesses the realizability of deferred tax assets at each reporting period. These assessments generally consider several factors, including the reversal of existing temporary differences, projected future taxable income and potential tax planning strategies.

The Company computes income taxes using the liability method and, as such, deferred income taxes are determined based on differences between the financial reporting and income tax basis of assets and liabilities and are measured using the enacted tax rates that are expected to be in effect when the differences reverse. Net deferred tax assets are recorded when, it is more likely than not, such benefits will be realized. The Company has not recorded a valuation allowance as of December 31, 2012. The Company had recorded a full valuation allowance of $9,408 as of December 31, 2011, which took into consideration management’s estimate of future profitability and the likelihood and timing of the utilization of the deferred tax assets.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

For the years ended December 31, 2012 and 2011, the provision (benefit) for income taxes consisted of the following:

	2012	2011

Current federal and state expense	$719	$269
Deferred federal and state benefit	(8,797)	—

Total income tax (benefit) expense	$(8,078)	$269

A reconciliation of the total income tax (benefit) expense to income taxes computed by applying the statutory U.S. federal rate to income before taxes is as follows:

	2012	2011

Income tax expense, computed at 34% of pretax income	$771	$206
State income taxes, net of federal benefit	94	43
Series B mark-to-market adjustment	(486)	(1,241)
Share-based compensation	40	47
Other permanent items	92	1,321
General business tax credits	(65)	(344)
Reserve for uncertain tax positions	561	—
Change in valuation allowance	(9,262)	(19)
Other adjustments	177	256

Total income tax (benefit) expense	$(8,078)	$269

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Net deferred tax assets and liabilities consisted of the following components at December 31:

	2012	2011
Deferred tax assets
Allowance for doubtful accounts	$229	$217
Inventory	1,282	2,960
Property, plant and equipment	280	149
Intangibles	303	478
Share-based compensation	1,645	1,598
Contributions subject to income limitation	—	167
Vacation and employee benefit compensation accruals	1,180	1,138
Interest rate swap derivative	243	289
Accrued discount	14	110
Net operating loss carryforwards	1,079	229
Research and development credit carryforward	1,851	1,723
Deferred revenue	324	—
State credit carryforward	—	23
Instruments	—	16
Alternative minimum tax credit carryforward	312	331
Other	55	101

Gross deferred tax assets	8,797	9,529

Deferred tax liabilities
Other	—	(121)

Gross deferred tax liabilities	—	(121)

Net deferred tax assets before valuation allowance	8,797	9,408

Less valuation allowance	—	(9,408)

Net deferred tax assets	$8,797	$—

As of December 31, 2012, the Company has net operating loss (NOL) carryforwards of approximately $8,100, which expire between 2021 and 2029. Approximately $7,555 of this carryforward is subject to Section 382 of the Internal Revenue Code (IRC). Based on future income forecasts and the applicable limitation, the Company believes it will fully utilize the federal NOL carryforwards before their expiration.

The NOL carryforwards reported here differ from what is reported on the tax returns due to excess tax benefits related to share-based compensation. As of December 31, 2012, the Company’s pool of excess tax benefits related to share-based compensation previously recorded in common stock totals $433. Shortfalls in expected tax benefits from share-based compensation are recognized first as an offset to this pool of excess tax benefits rather than as income tax expense, until the pool of previously recognized excess tax benefits is exhausted.

Not reported in the NOL deferred tax asset above is approximately $146 of deferred tax asset attributable to excess stock deductions. Due to a provision within the Stock Compensation Topic of the FASB Accounting

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Standards Codification concerning when tax benefits related to excess stock option deductions can be credited to paid-in capital, the total value of the deferred tax asset cannot be recognized, even if the facts and circumstances indicate that it is more likely than that the deferred tax asset can be realized. The Company follows the Income Taxes Topic of the FASB Accounting Standards Codification ordering to determine when such NOL has been realized.

The Company had $564 and $-0- of gross unrecognized tax benefits as of December 31, 2012 and 2011, respectively.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest and penalties related to income tax matters in other income (expense) in the accompanying consolidated statements of comprehensive income. Amounts recognized for interest and penalties were not material for the years ended December 31, 2012 and 2011.

The Company files a U.S. federal tax return, and returns in the Netherlands, Luxembourg, Australia, Germany and various state jurisdictions. As of December 31, 2012, U.S. federal tax returns for calendar years 2004 through 2012 and state tax returns for calendar years 2006 through 2012 remain subject to examination by tax authorities.

NOTE M - 2012 AMENDMENT TO THE ARTICLES OF INCORPORATION

On September 13, 2012, the Company amended its Articles of Incorporation. This amendment eliminated the preferred stock redemption rights and liquidation preference, which changed the classification of the preferred stock from the mezzanine section to the stockholders’ equity (deficit) section of the consolidated balance sheets and eliminated the requirement to account for the Series B embedded derivative separately from the Series B preferred stock. As a result, the embedded derivative was marked to the market value at September 13, 2012, with the change reflected as a gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income. The value of $8,906 was reclassified from current liabilities to stockholders’ equity (deficit) on the consolidated balance sheets with the Series B preferred stock.

The September 13, 2012 amendment further allows holders of preferred stock to redeem such shares at the time of a liquidation, dissolution or winding up of the Company, either voluntary or involuntary, or at the time of a deemed liquidation event and are entitled to proceeds based on the distribution set forth within the amendment. The preferred stock may be converted into shares of common stock at any time at the option of the holder. The conversion is computed by multiplying the number of shares by 8.16817 for each share of Series A and 7.79919 for each share of Series B. Preferred voting rights are on an as converted basis utilizing this conversion calculation.

See note N for further discussion of the terms of the preferred stock.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE N - SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK

In 2006 and 2008, the Company issued 7,519,706 shares of Series A for gross proceeds of $30,500, including issuance costs of $1,734, and 4,619,565 shares of Series B for gross proceeds of $17,000, including issuance costs of $1,078, respectively. The following is a summary of the terms of the preferred stock:

Ranking

Series A and Series B rank senior to the Company’s common stock with respect to payment of dividends upon the Company’s liquidation, dissolution or winding down. While any shares of preferred stock are outstanding, the Company cannot authorize or issue any class or series of stock that ranks senior to or in parity with the preferred stock as to dividends or upon liquidation, dissolution or winding down without the consent of the holders of 70% of the outstanding shares of preferred stock.

Dividends

Preferred stockholders are entitled to receive dividends when, as and if declared by the board of directors. The preferred stock does not have a stated dividend rate. No dividends were declared or paid for the years ended December 31, 2012 and 2011.

Market Value and Classification

As mentioned in note M, subsequent to September 13, 2012, the Series A and B are classified in the stockholders’ equity (deficit) section of the consolidated balance sheets.

Prior to September 13, 2012, holders of preferred stock could redeem such shares at their sole discretion at any time after the earlier to occur of (1) the closing of an underwritten initial public offering (IPO) of shares of common stock where net proceeds are less than $60,000 and the per share price is less than $9.00 (a non-qualified public offering) or (2) December 15, 2012. The redemption price was equal to the greater of (a) the original issue price for such shares for Series A and 1.5 times the original issue price for Series B or (b) the fair market value of such shares at the time of redemption as determined by an appraisal. Because the redemption was not mandatory, the preferred stock was not required to be classified as a liability, but rather was classified in the mezzanine section of the consolidated balance sheets.

Series A

The fair market value of Series A was $74,520 and $66,378 as of December 31, 2012 and 2011, respectively, which was determined by a third-party valuation firm. Prior to September 13, 2012, the excess of the fair market value of Series A over the original issuance price of $30,500 was being accreted to the redemption value using the effective-interest method. Changes in the estimated redemption value of Series A were prospectively reflected in the accretion calculation.

Prior to September 13, 2012, issuance costs associated with Series A were reflected as a reduction in the carrying amount of Series A and were amortized using the effective-interest method. After the reclassification of the Series A from mezzanine equity to shareholders’ equity (deficit) on the consolidated balance sheets, the issuance costs are no longer being amortized. Unamortized Series A issuance costs were $257 as of December 31, 2011. For the years ended December 31, 2012 and 2011, the Company recognized Series A accretion of $6,789 and $8,485, respectively, in the accompanying consolidated statements of stockholders’ (deficit) equity for accretion to redemption value and amortization of issuance costs.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Series B

Series B was initially recorded at its issuance price, net of issuance costs of $1,078, and less the amount allocated to the embedded derivative. Prior to September 13, 2012, the Series B conversion feature and the conditional redemption rights upon a liquidation event or a non-qualified public offering are an embedded bundled derivative to be accounted for separately from Series B. The aggregate fair market value of Series B and the embedded bundled derivative was $43,710 and $39,270 as of December 31, 2012 and 2011, respectively.

Prior to September 13, 2012, changes to the recorded fair value of the bundled derivative were reflected as a gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income. The decrease in the fair value for 2012 and 2011 was $1,430 and $3,650, respectively.

Prior to September 13, 2012, issuance costs associated with Series B were reflected as a reduction in the carrying amount of Series B and were amortized using the effective-interest method. Allocation of a portion of the Series B proceeds to the embedded derivative was being accreted to the Series B redemption value using the effective-interest method. Accretion recorded in 2012 and 2011 for Series B was $8,426 and $6,802, respectively.

Liquidation Preference

Prior to September 13, 2012, in the event of any liquidation of the Company, the holders of preferred stock were entitled to receive, in preference to the holders of any other class of stock, an amount equal to the purchase price paid for such preferred stock plus 12% compounded per annum and any accrued or declared but unpaid dividends (the Preference Amount). In addition, the holders of Series B received a premium of 50% of the original purchase price. Liquidation includes the dissolution or winding down of the Company, the sale of the Company, or the merger or consolidation of the Company.

Prior to September 13, 2012, the holders of preferred stock also had participation rights on an as-if converted pro rata basis with common stockholders in the Company’s net assets in the event of any liquidation after satisfaction of all liabilities and full payment of the Preference Amount. In no event would the aggregate amount paid to the holders of Series A exceed the greater of the purchase price for such shares multiplied by 300%, or the amount to which the holders of Series A would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation. The Series B stockholders were entitled to receive no more than 375% of the purchase price for such shares, or the amount to which the holders of Series B would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation.

After September 13, 2012, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, or any deemed liquidation event, the holders of preferred stock are entitled to proceeds based on the distribution set forth in the amended Articles of Incorporation.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Voting Rights

The Company is prohibited from taking the following actions without approval by 70% of the holders of preferred stock, entitled to vote as a separate class: liquidation, dissolution and wind-up; amendments to the Company’s articles of incorporation or bylaws; authorization or issuance of additional equity securities; declare or pay dividends or distributions; make provisions to purchase, redeem or retire equity securities; enter into agreements with related or affiliated parties; incur indebtedness in excess of $5,000 in the aggregate; acquire or enter into any agreement to acquire the assets or capital stock of any entity having a value of more than $5,000; and increase or decrease the number of directors constituting the board. In regards to all other Company actions requiring stockholder approval, each share of preferred stock issued and outstanding is entitled to the number of votes equal to the number of shares of common stock into which it is convertible.

Conversion Rights

Prior to September 13, 2012, the preferred stock would be converted into shares of common stock at any time at the option of a holder or automatically in the event of a qualified public offering, as defined below. The number of shares of common stock into which preferred stock would be converted would be determined by dividing the purchase price of the preferred stock being converted by the then-applicable conversion price. The preferred stock conversion was subject to adjustment for stock splits, combinations and like occurrences. Furthermore, the preferred stock conversion was subject to antidilution adjustments for any subsequent equity offerings or equity-related financing at a purchase price less than the conversion price then in effect for the preferred stock. The antidilution rights through June 15, 2010, required adjustment of the conversion price to the per share amount of any triggering financings. After June 15, 2010, the determination of the new conversion price upon a triggering financing was based on a weighted-average formula.

Prior to September 13, 2012, all outstanding shares of preferred stock would be converted automatically into shares of common stock, at the then-applicable conversion rate, in the event of the closing of an underwritten IPO of shares of common stock of the Company (adjusted as required to reflect changes in the conversion price for preferred stock, stock splits, dividends, combinations and other similar events), resulting in net aggregate proceeds to the Company of at least $60,000 and a per share price of at least $9.00 (a qualified public offering). If the Company completed an underwritten IPO of shares of common stock at a per share price of less than three times the preferred stock conversion price then in effect, the conversion price would automatically be reduced to one-third of the price per share of common stock.

After September 13, 2012, the preferred stock may be converted into shares of common stock on an as converted basis at any time at the option of a holder. The conversion is computed by multiplying the number of shares by 8.16817 for each share of Series A and 7.79919 for each share of Series B.

NOTE O - COMMON STOCK

Authorized Shares

Historically, the Company has entered into various agreements with common stockholders and option holders that contain defined redemption rights for the holders and mandatory or optional repurchase obligations/rights for the Company. By the end of 2011, all but one of these agreements had been terminated.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Shares Classified as Mezzanine Equity

As of December 31, 2012 and 2011, agreements between the Company and one stockholder underlying 255,000 shares affected the transfers of such shares, including a mandatory requirement for the Company to repurchase the shares upon a stockholder’s death or felonious conviction. Because these requirements are outside the control of the Company, common shares subject to these arrangements are classified as mezzanine equity.

A significant stockholder and former member of senior management holds 2,250,000 shares of restricted common stock. The restricted shares cannot be sold or transferred to any third party. Compensation expense associated with these restricted shares is subject to variable accounting adjustments through the vesting dates, reflecting changes in the value of the Company’s common stock. At December 31, 2012, there is no unrecognized compensation expense.

A stockholder who provides consulting services and is a former member of the Company’s board of directors holds 1,200,000 shares of common stock, which are subject to forfeiture. Unrecognized compensation expense for these awards was a credit of $261 at December 31, 2012, due to amounts expensed in prior years exceeding the current value of the related shares, and is being amortized over one year based on the contractual end date. Compensation expense is subject to variable accounting adjustments through the vesting date, reflecting changes in the value of the Company’s common stock.

A member of senior management holds 25,000 shares of restricted stock units that vest upon the individual remaining employed with the Company for four continuous years. At December 31, 2012, there is no unrecognized compensation expense since these shares were fully vested.

Stock Options

The Company has stock options outstanding under the 1997 Stock Option Plan (the 1997 Plan), the 2007 Stock Option Plan (the 2007 Plan) and the Long-Term Incentive Plan (the LTIP). The 1997 Plan was succeeded by the 2007 Plan on January 1, 2007, and the 2007 Plan was superseded by the LTIP on January 1, 2009. There are 156,635 options outstanding under the 1997 Plan, 287,500 options outstanding under the 2007 Plan and 998,000 options outstanding under the LTIP as of December 31, 2012. The LTIP allows for the granting of stock options to the Company’s employees, directors and consultants for up to 4,843,493 shares of common stock, of which 3,838,493 shares were available for future grants as of December 31, 2012. Option awards are generally granted with an exercise price at least equal to the market price of the Company’s stock at the date of grant. For persons owning greater than 10% of the Company’s outstanding common stock, the exercise price of compensatory options must be at least 110% of fair market value at the grant date. The LTIP allows the compensation committee substantial flexibility in determining the terms of awards, interpreting the LTIP and modifying awards. Awards vest based on a variety of service periods and performance conditions and have contractual terms of up to 10 years.

Estimates of option fair values are based on a Black-Scholes option valuation model that uses the weighted-average assumptions noted in the following table. Since the Company does not have sufficient historical volatility data of its common stock, the expected volatility is based on the volatility of similar public companies. In choosing similar companies, the Company considers factors such as industry, stage of life

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

cycle, size and financial leverage, and engages the assistance of an independent valuation firm to assist with the analysis. The expected term of all non-employee options granted is the contractual option term. The expected term for employee option grants is based on historical experience. The risk-free interest rate is based on the U.S. Treasury yield curve in effect for the expected term of the option at the time of the grant or other measurement date. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The Company uses historical termination behavior to support an estimated annual forfeiture rate of 5%.

There were no stock option grants in 2012. The following weighted-average assumptions were used to estimate the fair value of stock option grants in 2011:

Volatility	30.0%
Stock dividend yield	—
Expected option term in years	3.7
Risk-free interest rate	1.5%

Total share-based compensation expense included in net income was $193 for 2012 and $187 for 2011. There was no compensation cost capitalized as part of inventory and property, plant and equipment in 2012 or 2011. Share-based compensation has been recorded as an increase to retained earnings in the accompanying consolidated balance sheets.

A summary of option activity for the years ended December 31, 2012 and 2011, is presented below:

			Weighted-average
Options	Shares available for grant	Shares under options	Exercise price per share	Remaining contractual term (years)

Balance, January 1, 2011	3,090,894	5,393,038	$2.54	2.0

Granted	(460,000)	460,000	1.54
Exercised	—	(200,262)	1.38
Canceled	85,670	(2,647,222)	2.53

Balance, December 31, 2011	2,716,564	3,005,554	$2.48	2.7

Granted	—	—	—
Exercised	—	—	—
Canceled	1,121,929	(1,563,419)	2.29

Balance, December 31, 2012	3,838,493	1,442,135	$2.68	2.1

At December 31, 2012
Vested or expected to vest		1,211,302	$2.55	2.2

Exercisable		933,801	$2.82	1.9

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

The weighted-average grant date fair value of options granted during 2011 was $0.29 per share. The total intrinsic value of options exercised during the year ended December 31, 2011, was $-0-.

The following table summarizes unvested options for the years ended December 31:

	Shares	Weighted- average grant date fair value

Unvested at January 1, 2011	1,536,841	$0.45

Granted	460,000	0.29
Vested	(594,203)	0.48
Forfeited	(52,604)	0.52

Unvested at December 31, 2011	1,350,034	0.37

Granted	—	—
Vested	(357,250)	0.41
Forfeited	(484,450)	0.47

Unvested at December 31, 2012	508,334	$0.24

As of December 31, 2012, there was $126 of unrecognized compensation expense related to 303,334 unvested employee common stock option awards. The remaining expense is expected to be recognized over a period of one to two years. As of December 31, 2012, there was no unrecognized compensation expense related to 205,000 unvested non-employee options.

The following table summarizes shares underlying stock options granted in the years ended December 31

	2012	2011
Shares granted to employees
Time vesting shares granted to employees(1)	—	400,000
Time vesting shares granted to non-employees(1)	—	60,000

	—	460,000

(1)	Shares vest immediately or over a one- to five-year period.

As of December 31, 2012, options granted include 230,833 shares that are not expected to vest.

Cash received from options exercised under all share-based payment arrangements for the years ended December 31, 2012 and 2011, was $-0- and $1, respectively. Upon option exercise, new shares of common stock are issued.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Stockholder Notes Receivable

Prior to May 5, 2009, pursuant to the Company’s 1997 Plan, the Company’s compensation committee granted the authority to accept notes payable to the Company from employees exercising options. Interest rates were at least equal to the applicable federal rate and the term could not exceed nine years. On May 5, 2009, the Company’s compensation committee withdrew that authority and notes no longer would be issued for stock option exercises. Existing notes continue to be subject to the terms of the agreements under which they were issued. As a result of this modification, options that had not been previously exercised were subject to a final value measurement.

The Company had notes receivable as of December 31, 2012 and 2011, with a carrying amount of $820 and $986, respectively. The notes receivable are carried on the consolidated balance sheets as a contra equity account at face value plus accrued interest. Principal was added to the Company’s common stock account upon receipt of the note. Interest is accrued semiannually, resulting in an adjustment to common stock. Notes have a nine-year term, allow for prepayment and are issued at fixed interest rates ranging from 4.70% to 8.25%. The Company retains the stock certificates as collateral and has legal right to additional recourse; however, security rights are not perfected and the notes are accounted for as if non-recourse. During 2011, no collateral shares were redeemed. In 2012, 207,196 shares were redeemed for $207 of principal and interest. No compensation expense was recognized as the shares were redeemed in lieu of repayment of the stockholder notes. As of December 31, 2012 and 2011, 702,293 and 882,158 shares, respectively, exercised with Company notes are included in these consolidated financial statements as outstanding shares of common stock, but are deemed still outstanding as options for the purpose of computing share-based compensation costs.

NOTE P - OTHER COMMITMENTS AND CONTINGENCIES

Royalty Arrangements

The Company has patent-related license agreements requiring royalty payments of between 1% and 20% of net sales of related products. Royalty expenses relating to the above agreements totaled $825 and $627 in 2012 and 2011, respectively. As further described below, the Company also entered into royalty arrangements in connection with the Encelle, Inc. (Encelle) and Angstrom Medica, Inc. (Angstrom) acquisitions.

Angstrom

As part of the acquisition of Angstrom in 2007, the Company is required to pay future royalty payments of 1.5% and 3.0% of net sales for products using the acquired technology through October 2021. In 2012 and 2011, royalty expenses related to this agreement were $119 and $110, respectively. Additional contingent common stock considerations still outstanding are as follows:

•	Common stock in the amount of 205,000 shares upon the Company submitting to the FDA an application for regulatory approval of Angstrom technology-based cement for induction in humans.

•	Common stock in the amount of 615,000 shares upon receipt of FDA approval of the previously described application.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

Encelle

Under the terms of the 2007 acquisition agreement, there was no upfront consideration, but rather two contingent payments based on future commercial sales of spine and orthopedic-related products using the Encelle technology. The first commercial sales commenced in January 2009, thus obligating the Company to pay the sum of 50% of net sales for the next 12 months. An additional payment was based on 50% of net sales for the 12 months starting in January 2011. During 2012 and 2011, sales of products developed under this agreement resulted in royalties to the former owners of Encelle of $288 and $3,149, respectively.

Additionally, Encelle’s former owners were also entitled to the net proceeds of sales of non-spine applications, which represented $-0- in 2012 and 2011.

The royalties related to both Angstrom and Encelle were included in costs of goods sold in the accompanying consolidated statements of comprehensive income since at the time of the acquisition the companies were considered in early stage research and development and the related technology was considered to have little value. The development to enhance the technology to become a commercially saleable product and business did not occur until after the acquisition and development of the technologies by the Company.

Purchase Commitments

The Company is committed to purchase materials for production over the next year at prevailing market prices. At December 31, 2012, purchase order commitments to acquire materials used in production totaled $2,673.

Employee and Officer Termination Benefits

Employment agreements signed by 16 employees or officers require the Company to make severance payments of an amount equal to or greater than current salary over a period of six to 12 months if the employees or officers were terminated.

Litigation

Through the normal course of business, the Company has various legal claims and contingent matters outstanding. The Company believes that any ultimate liabilities arising from these actions will not have a material impact on the Company’s financial condition or results of operations.

NOTE Q - RETIREMENT PLAN

The Company maintains an Employee Retirement Income Security Act of 1974 safe harbor qualified retirement plan for substantially all employees established pursuant to IRC Section 401(k). Contributions are based on a partial match of employees’ contributions. The Company match is based on the amount of salary the employee elects to defer. For the first 3% of an employee’s salary that is deferred, the Company will match 100%. For the next 2% of an employee’s salary that is deferred, the Company will match 50%. The Company does not match deferral amounts in excess of 4% of an employee’s salary. The employer match was $708 and $689 for the years ended December 31, 2012 and 2011, respectively.

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2012 and 2011

(In thousands, except share data)

NOTE R - RELATED-PARTY TRANSACTIONS

During 2012 and 2011, the Company redeemed 51,064 shares for $0.94 per share and 30,769 shares for $1.56 per share of common stock, respectively, from a relative of the Company’s largest individual stockholder.

A former member of the board of directors has signed a consulting agreement that includes a 1% royalty payment on certain sales of products yet to be approved by the FDA, which he received payment of $9 and $11 in 2012 and 2011, respectively. The same former board member was a partial owner of Angstrom. He received 45,143 shares of Company common stock in connection with this transaction and will receive a pro rata amount, based on his former share ownership, of any future consideration paid to the Angstrom stockholders, of which $3 was paid in 2012 and 2011.

The Company has entered into a license agreement with its largest stockholder that requires royalty payments of 1% of net sales of the related product yet to be approved by the FDA, which he received payment of $9 and $13 in 2012 and 2011, respectively.

NOTE S - SUBSEQUENT EVENTS

On June 11, 2013, the Company entered into an Agreement and Plan of Merger with Rockets MI Corporation, a wholly owned subsidiary of RTI Biologics, Incorporated (RTI). Pursuant to the terms of the Merger Agreement, RTI paid $130 million, subject to certain adjustments, to acquire all of the Company’s outstanding stock. The transaction was completed on July 16, 2013.

The Company evaluated its December 31, 2012, consolidated financial statements for subsequent events through July 31, 2013, the date these consolidated financial statements were available to be issued. Except as described above, there were no subsequent events that require disclosure or additional disclosures in these consolidated financial statements.

Exhibit 99.3

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2010 and 2009

(With Independent Auditors’ Report Thereon)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Independent Auditors’ Report

The Board of Directors

Pioneer Surgical Technology, Inc.:

We have audited the accompanying consolidated balance sheets of Pioneer Surgical Technology, Inc. and subsidiaries (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pioneer Surgical Technology, Inc. and subsidiaries as of December 31, 2010 and 2009, and the consolidated results of their operations, and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

May 16, 2011

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Consolidated Balance Sheets

December 31, 2010 and 2009

(In thousands, except share data)

	2010	2009
Assets
Current assets:
Cash and cash equivalents	$3,373	15,789
Short-term investments	2,282	2,250
Accounts receivable, net	9,747	12,354
Inventory	20,680	19,322
Prepaid expenses	709	363
Refundable taxes	134	703

Total current assets	36,925	50,781

Property, plant, and equipment, net	18,485	19,889
Intangible assets, net	1,140	—
Long-term investments	4,000	—
Other long-term assets	233	94

Total assets	$60,783	70,764

Liabilities and Stockholders’ Deficit

Current liabilities:
Line of credit	$—	6,264
Current maturities of long-term debt	2,290	2,327
Accounts payable	5,412	4,272
Accrued expenses and other current liabilities	5,868	7,387

Total current liabilities	13,570	20,250

Long-term liabilities:
Series B embedded derivative	13,986	15,280
Long-term debt, net of current maturities	6,597	8,816
Other liabilities	869	777

Total liabilities	35,022	45,123

Series A Preferred Stock subject to redemption, no par value. Authorized, issued, and outstanding 7,519,706 shares (liquidation preference of $48,197 and $43,033 at December 31, 2010 and 2009, respectively)	49,726	41,842
Series B Preferred Stock subject to redemption, no par value. Authorized, 5,434,783 shares; issued and outstanding 4,619,565 shares (liquidation preference of $29,830 and $27,545 at December 31, 2010 and 2009, respectively)	7,128	3,674
Common stock subject to redemption, no par value. Issued and outstanding 588,560 and 5,481,032 shares at December 31, 2010 and 2009, respectively	398	7,536

Commitments and contingencies (notes 6, 9, 15, and 17)

Stockholders’ deficit:
Common stock, no par value. Authorized, 57,867,124 shares; issued and outstanding (excluding shares subject to redemption), 32,120,110 and 27,303,278, at December 31, 2010 and 2009, respectively	4,395	7,625
Notes receivable from sale of common stock	(931)	(1,035)
Accumulated deficit	(35,024)	(34,001)
Accumulated other comprehensive loss	69	—

Total stockholders’ deficit	(31,491)	(27,411)

Total liabilities and stockholders’ deficit	$60,783	70,764

See accompanying notes to consolidated financial statements.

2

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended December 31, 2010 and 2009

(In thousands)

	2010	2009

Net sales	$68,948	71,226
Cost of sales	17,127	19,687

Gross profit	51,821	51,539

Operating expenses:
General and administrative	15,480	14,988
Selling and marketing	25,389	24,279
Research and development	11,771	13,121

Total operating expenses	52,640	52,388

Operating loss	(819)	(849)

Other income (expense):
Interest income	146	239
Interest expense	(716)	(474)
Gain (loss) on embedded Series B derivative	1,294	(1,237)
Other (loss) income, net	(891)	25

Total other expense	(167)	(1,447)

Loss before income tax	(986)	(2,296)

Income tax expense (benefit)	37	(316)

Net loss	$(1,023)	(1,980)

See accompanying notes to consolidated financial statements.

3

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Consolidated Statements of Stockholders’ Deficit and Comprehensive Loss

Years ended December 31, 2010 and 2009

(In thousands, except share data)

	Common stock equity classified		Notes receivable from sale of	Accumulated	Accumulated other comprehensive	Total stockholders’
	Shares	Amount	common stock	deficit	income (loss)	deficit

Balance at December 31, 2008	27,352,775	$14,628	(1,306)	(32,021)	(13)	(18,712)

Comprehensive loss:
Net loss	—	—	—	(1,980)	—	(1,980)
Foreign currency translation adjustment	—	—	—	—	13	13

Total comprehensive loss	—	—	—	(1,980)	13	(1,967)

Issuance – common stock	98,625	166	(71)	—	—	95
Redemption – common stock	(210,122)	(400)	342	—	—	(58)
Share-based compensation	—	680	—	—	—	680
Accretion – preferred stock to redemption value	—	(6,930)	—	—	—	(6,930)
Accretion – preferred stock issuance costs	—	(328)	—	—	—	(328)
Accretion – common stock subject to redemption	—	(301)	—	—	—	(301)
Changes in shareholder redemption rights	62,000	110	—	—	—	110

Balance at December 31, 2009	27,303,278	7,625	(1,035)	(34,001)	—	(27,411)

Comprehensive loss:
Net loss	—	—	—	(1,023)	—	(1,023)
Foreign currency translation adjustment	—	—	—	—	69	69

Total comprehensive loss	—	—	—	(1,023)	69	(954)

Issuance – common stock	38,914	118	(64)	—	—	54
Redemption – common stock	(114,554)	(215)	168	—	—	(47)
Share-based compensation	—	1,067	—	—	—	1,067
Accretion – preferred stock to redemption value	—	(10,828)	—	—	—	(10,828)
Accretion – preferred stock issuance costs	—	(510)	—	—	—	(510)
Accretion – common stock subject to redemption	—	90	—	—	—	90
Changes in shareholder redemption rights	4,892,472	7,048	—	—	—	7,048

Balance at December 31, 2010	32,120,110	$4,395	(931)	(35,024)	69	(31,491)

See accompanying notes to consolidated financial statements.

4

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2010 and 2009

(In thousands, except share data)

	2010	2009

Cash flows from operating activities:
Net loss	$(1,023)	(1,980)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,233	5,704
Loss on disposal of property and equipment	972	590
Impairment of property, plant, and equipment	43	—
Impairment of intellectual property	—	57
Bad debt expense	139	860
Provision for excess and obsolete inventory	621	733
Change in derivative	(1,294)	1,237
Change in interest rate swap liabilities	34	(432)
Amortization of debt issuance costs	9	11
Share-based compensation expense	1,067	641
Deferred income tax assets	—	(167)
Changes in operating assets and liabilities:
Accounts receivable	2,338	(1,073)
Inventory	(2,176)	(1,754)
Prepaid expenses and other assets	(495)	(213)
Refundable taxes	594	166
Accounts payable	1,552	(808)
Accrued and other liabilities	(1,462)	1,623

Net cash provided by operating activities	6,152	5,195

Cash flows from investing activities:
Purchase of short-term investments	(32)	(2,250)
Purchase of long-term investments	(4,000)	—
Purchase of property, plant, and equipment	(4,819)	(2,867)
Proceeds from disposition of property and equipment	61	12
Purchase of intangible assets	(1,170)	—

Net cash used in investing activities	(9,960)	(5,105)

Cash flows from financing activities:
Change in line of credit	(6,264)	(115)
Payments on long-term debt	(2,333)	(2,088)
Proceeds from the exercise of common stock options	54	104
Redemption of common stock	(47)	(58)
Proceeds from issuance of preferred stock including embedded derivative	—	2,000

Net cash used in financing activities	(8,590)	(157)

Effect of exchange rate changes on cash	(18)	6

Net decrease in cash and cash equivalents	(12,416)	(61)

Cash and cash equivalents – beginning of year	15,789	15,850

Cash and cash equivalents – end of year	$3,373	15,789

Supplemental cash flow information – cash paid (refunded) for:
Interest	$732	902
Income taxes, net	(332)	(134)

Supplemental disclosures of noncash investing and financing activities:

The Company increased the carrying amount of preferred stock by an aggregate of $11,338 and $7,258 in 2010 and 2009, respectively.

The Company (decreased) increased the carrying amount of common stock subject to redemption by an aggregate of $(7,138) and $200 in 2010 and 2009, respectively.

The Company increased common stock by $64 and $71 related to options exercised with a shareholder note along with accrued interest in 2010 and 2009, respectively.

The Company repurchased 87,088 and 192,157 shares of common stock in lieu of repayment of a shareholder note and accrued interest of $168 and $342 in 2010 and 2009, respectively.

See accompanying notes to consolidated financial statements.

5

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(1)	Description of Business and Significant Accounting Policies

(a)	Description of Business

Pioneer Surgical Technology, Inc. and subsidiaries (the Company) are engaged in the business of developing, manufacturing, and distributing spinal and orthopedic surgical implants and instruments. Having a worldwide customer base and sales force, the Company operates an administrative, research, and manufacturing facility in Marquette, Michigan; two complimentary research facilities in the United States of America (U.S.); a marketing and engineering office in Austin, Texas; and a sales and distribution office in The Netherlands.

(b)	Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Pioneer Surgical Technology, Inc. and its wholly owned subsidiaries—Pioneer Surgical Orthobiologics, Inc., Angstrom Acquisition Corp. II, and Pioneer Surgical Technology, BV. Intercompany transactions and balances have been eliminated.

(c)	Revision of 2009 Consolidated Financial Statements

The Company made an immaterial correction to the fair value measurement of the Series B embedded derivative at December 31, 2009. This resulted in a decrease in the carrying amount of the Series B embedded derivative and accumulated deficit at December 31, 2009, and a decrease in the loss on the embedded derivative and the net loss for the year ended December 31, 2009. This revision resulted in the Series B embedded derivative, included in long-term liabilities in 2009, to change from $17,240, as previously presented, to $15,280.

(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements and accompanying notes. The following amounts, among others, presented in the financial statements are subject to management estimates: allowance for uncollectible receivables, inventory provisions, self-funded insurance liabilities, deferred income tax asset valuation allowances, and share-based compensation expense. Actual results could differ from those estimates.

(e)	Concentration of Credit Risk

The Company is potentially subject to credit risk in connection with its accounts receivable and draws provided to distributors. The Company has a credit policy and performs ongoing credit evaluations of its customers. The Company does not generally require collateral or other security and maintains an allowance for potential credit losses. As of December 31, 2010, one customer represented 10% of the outstanding accounts receivable balance. As of December 31, 2009, a different customer represented 34% of the outstanding accounts receivable balance.

6	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(f)	Sources of Supply

Certain of the Company’s raw materials and purchased components are supplied by single sources due to technology, price, quality, or other considerations. Some of these single-sourced components are manufactured to the Company’s design and specifications. Most of these items, however, may be sourced from other suppliers, often after a qualification process. Sourcing from alternative suppliers, in some cases, may require additional product design to accommodate variations from the original components. In the event the Company’s supply of critical raw materials or components were interrupted due to the time required to qualify materials or components, or modify product designs, the Company’s ability to manufacture the related product in the desired quantities and in a timely manner could be adversely affected. The Company mitigates these risks by working closely with key suppliers to coordinate product plans and the transition to replacement components for critical parts.

(g)	Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents. Cash equivalents are stated at market value, which approximates cost. The Company’s cash equivalents are primarily invested in money market funds.

(h)	Short-Term Investments

Short-term investments are investments with an original maturity greater than 90 days and less than a year. The Company carries the investment at market value, which approximates cost. The Company’s short-term investments are primarily invested in certificates of deposit.

(i)	Long-Term Investments

Long-term investments are investments with an original maturity greater than a year. The Company carries the investments at cost. The Company’s long-term investments are primarily invested in certificates of deposit.

(j)	Accounts Receivable

The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. Accounts receivable are stated at net invoice amounts. The Company maintains an allowance for uncollectible amounts. This allowance is an estimate and is regularly evaluated by the Company for adequacy by considering factors such as past experience, credit quality of the customer base, age of the receivable balances (both individually and in the aggregate), and current economic conditions that may affect a customer’s ability to pay. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible. Allowances for uncollectible amounts attributed to bad debts are recorded in general and administrative expenses in the accompanying consolidated

7	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

statements of operations. If the financial condition of the Company’s customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. A rollforward of the allowance for uncollectible amounts is as follows:

	2010	2009

Beginning balance	$1,148	476
Provision	139	860
Write-offs	(815)	(188)

Ending balance	$472	1,148

(k)	Inventory

Inventory, including consigned finished goods, is stated at the lower of cost or market, with cost determined on the first-in, first-out method. The Company’s evaluation of inventories for obsolescence and excess quantities includes analyses of inventory levels including consigned finished goods, historical loss trends, expected product lives, product at risk of expiration, sales levels by product, and projections of future sales demand. Current products and related inventories may require additional provisions based upon changes in market demand or introduction of competing technologies. Increases in the provision for excess and obsolete inventory result in a corresponding expense to cost of sales in the accompanying consolidated statements of operations. The Company reduces excess and obsolete provisions for products no longer requiring reserves at the time product is sold or otherwise disposed of. Consigned finished goods are included in inventory until revenue is recognized as described in note 1(t).

(l)	Property, Plant, and Equipment

Property, plant, equipment, and software are recorded at cost and depreciated utilizing the straight-line method over the estimated useful lives of the respective assets. The cost for purchased software includes the cost of development and implementation. Leasehold improvements are amortized over the shorter of the useful life of the assets or term of the lease. Repairs and maintenance are expensed as incurred.

(m)	Surgical Instruments

Surgical instruments are handheld devices used by surgeons during implant procedures. The Company retains title to the surgical instruments, which are recorded within property, plant, and equipment at cost less accumulated depreciation. Depreciation is computed using the straight-line method based on an estimated useful life of three years. Depreciation for instruments is included in selling and marketing expenses in the accompanying consolidated statements of operations.

(n)	Intangible Assets

Intangible assets include license agreements and patent rights. Intangible assets are amortized over the estimated useful life on a straight-line basis. At the time of acquisition, the asset life is estimated based upon the term of the license agreement, patent life, or market exclusivity of the asset and an assessment of future sales and profitability of the asset.

8	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(o)	Impairment of Long-Lived Assets

Long-lived assets, which include property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for impairment, the Company first compares undiscounted cash flows expected to be generated by an asset group to the carrying amount of the assets. If the carrying amounts of the long-lived assets were not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying amount of individual assets exceeds their fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, or third-party independent appraisals as considered necessary.

(p)	Derivative Instruments

The Company has entered into interest rate swaps in connection with certain debt financing to enhance the predictability of the related expense and cash flows, and has elected to forgo the documentation required to obtain hedge accounting. All of the Company’s derivative instruments are recorded on the consolidated balance sheet as either an asset or a liability and measured at fair value. The changes in the derivatives’ fair values are recognized as interest expense or interest income in the accompanying consolidated statements of operations.

In connection with the Company’s Series B Preferred Stock issuance, the Company was required to bifurcate an embedded derivative and account for it as a bundled derivative instrument as described in note 13(d).

(q)	Stock and Stock Options Subject to Conditional Redemption Rights

The Company’s Series A and Series B Preferred Stock and certain common shares are subject to conditional redemption rights that are outside of the control of the Company. The Company has elected to account for conditionally redeemable equity instruments within mezzanine equity. For common shares subject to conditional redemption rights that are probable of being met, the Company records the carrying amount of the shares at their redemption price at each year-end. Changes in the carrying amounts of preferred and common shares recorded in mezzanine equity are treated in the same manner as dividends on nonredeemable stock.

Certain employee stock options accounted for using the intrinsic value method are subject to conditional redemption rights. The Company records these options at their grant-date redemption value less any exercise proceeds not yet paid. For those options that are both currently not redeemable and where it is not probable that they will become redeemable, no subsequent adjustment is made to their carrying amount until it is probable that the security will become redeemable. Options subject to unconditional redemption rights and vesting rights are recorded in mezzanine equity pro rata based upon the vesting terms.

9	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(r)	Foreign Currency Translation

The euro is the functional currency of Pioneer Surgical Technology, BV, the Company’s wholly owned European subsidiary. Assets and liabilities of Pioneer Surgical Technology, BV are translated into U.S. dollars at the rate of exchange in effect at the close of the year. Income and expenses are translated at an average rate of exchange for the year. The aggregate effect of translating the consolidated financial statements is included in accumulated other comprehensive income (loss) in the accompanying consolidated statements of stockholders’ deficit and comprehensive loss. Foreign currency transaction gains and losses are included in other (loss) income, net in the accompanying consolidated statements of operations. The aggregate transaction (loss) gain was $(771) and $125 in 2010 and 2009, respectively.

(s)	Other Comprehensive Loss

Foreign currency translation adjustments, net of tax, are reported as a direct adjustment to equity in the consolidated balance sheet. This item, along with net loss, are considered components of comprehensive loss. The currency translation adjustment is not adjusted for income taxes. Comprehensive loss was $954 and $1,967 in 2010 and 2009, respectively.

(t)	Revenue Recognition and Cost of Sales

The Company sells a significant portion of its products directly to original equipment manufacturers and through third-party distributors to healthcare facilities. In limited circumstances, the Company will sell directly to healthcare facilities. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists; shipment or delivery has occurred, based on the sales terms; the sales price is fixed or determinable; and collectibility is reasonably assured. Sales directly to other companies are recognized when title and risk of ownership have been transferred, which are typically upon shipment to the customer.

A significant amount of inventory is held on consignment within the third-party distributor network by either distributor field representatives or hospitals with the Company retaining risk of inventory ownership. Distributors are representatives of the Company and are aware of consignment inventory sales because a distributor is generally present at the time the product is implanted in a patient. Consignment inventory sales are recognized when the Company receives notification via a delivered order form that a product has been used or implanted. The Company is responsible for establishing pricing and retains accounts receivable collection risk. Distributor commissions are determined through distributor agreements and such commissions are recognized as a selling cost.

During the year ended December 31, 2010, the Company adopted new accounting guidance related to revenue recognition for research and development projects contingent on the achievement of certain milestones. Revenue is recognized in the period the milestone is achieved if the revenue was related to the Company’s performance to achieve the milestone, relates solely to past performance, and is reasonable relative to all of the deliverables and payment terms within the arrangement. The amount of revenue recognized based on the achievement of milestones during the year ended December 31, 2010 was not material to the Company’s financial statements.

10	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Revenue recognition and payment terms are consistent for both domestic and international sales. All sales are recorded net of any trade or volume discounts. There are no prompt payment discounts offered. Products sold to hospitals are either implanted or one-time use medical devices and are not subject to return. Products sold through resellers are subject to return, and as such, an allowance is maintained for returns.

The Company has significant revenues and receivable balances with individual customers. In 2010, sales to two customers represented 21% and 11% each, of the Company’s total net sales and 3% and 10% each, of accounts receivable. One of these customers represented 29% of the Company’s net sales and 34% of accounts receivable in 2009. For both customers, the majority of revenue is recognized at the time of shipment from the Company. The remaining revenue relates to consigned inventory where sales are recognized monthly based on a contractual percentage of sales and inventory balances confirmed by the distributors for both customers. Collection terms for these customers are net 30 days.

Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and, therefore, are excluded from net sales in the accompanying consolidated statements of operations. Shipping and handling costs billed to customers for the delivery of finished goods are not significant and recorded in net sales in the accompanying consolidated statements of operations and these costs are recorded within cost of sales in the accompanying consolidated statements of operations as they are incurred. Cost of sales in the accompanying consolidated statements of operations—consisting primarily of raw materials, components, direct labor, and manufacturing overhead—is recognized in the same period in which the related revenue is recognized.

Net sales were made to customers in the following geographic regions:

	2010	2009

North America	$60,548	65,222
Europe, Middle East, and Africa	6,703	5,558
Asia	1,697	446

Total	$68,948	71,226

(u)	Income Taxes

The Company accounts for income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a valuation allowance to reduce deferred tax assets when it is more likely than not the deferred tax asset will not be realized.

11	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(v)	Share-Based Compensation

The Company measures and recognizes the cost of employee services received in exchange for equity instruments classified within equity based on the grant-date fair value of those awards. Compensation cost for equity-classified awards is recognized ratably using the straight-line attribution method over the expected vesting period, which is considered to be the requisite service period, based on awards ultimately expected to vest and is reduced for estimated forfeitures of unvested awards. The cost of employee services received in exchange for equity instruments classified as liabilities is initially measured and recognized based on the grant-date fair value of those awards. Employee liability classified awards reported under the consolidated balance sheet caption, other liabilities in the accompanying consolidated balance sheets, are remeasured at each reporting date at fair value on a pro rata basis consistent with the vesting schedule for such awards. The increase or decrease in the fair value is recorded as compensation expense.

For purposes of calculating share-based compensation, the Company estimates the fair value of stock options using a Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including volatility, expected life, interest rates, and dividends.

The Company records expense for all stock options granted to nonemployees who are not directors in an amount equal to the estimated fair value at the earlier of the performance commitment date or the date at which performance is complete, determined using the Black-Scholes option pricing model. The expense is recognized ratably over the vesting period.

(w)	Advertising Costs

Advertising costs are expensed as incurred. The Company markets its products primarily through a direct sales force, distributor networks, and original equipment manufacturers. Advertising expense for 2010 and 2009 was $308 and $65, respectively.

(x)	Research and Development

Research and development expenditures are charged to expense as incurred and include the costs to design, develop, test, deploy, and enhance products. Research and development expense in the accompanying consolidated statements of operations also includes the cost of acquired in-process research and development, clinical trials, and obtaining regulatory approval for products.

(y)	In-Process Research and Development (IPR&D)

Payments for the acquisition of products that are under development or are not approved by the Food and Drug Administration (FDA) for marketing—and have not reached technical feasibility or have no foreseeable alternative future uses—are expensed as research and development or acquired IPR&D.

12	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

IPR&D acquired in a business combination is capitalized at fair value as an indefinite lived intangible asset until completion of the IPR&D project or abandonment. Upon completion of the project, acquired IPR&D assets are amortized over the estimated useful life. If the IPR&D project was abandoned, the related assets would be impaired and written down to the remaining fair value. IPR&D acquired in an asset purchase is expensed immediately. For the year ended December 31, 2010, no IPR&D was capitalized.

(z)	Recently Issued Accounting Statements

In April 2010, the Financial Accounting Standards Board (FASB) issued guidance on the criteria for determining whether the milestone method of revenue recognition is appropriate for recognizing revenue. A company can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved if certain criteria were met. The consideration earned by achieving the milestone should 1) be proportionate with either the company’s performance to achieve the milestone or the enhancement of the value of the item delivered as a result of a specific outcome resulting from the company’s performance to achieve the milestone, 2) relate solely to past performance, and 3) be reasonable relative to all deliverables and payment terms in the arrangement. The updated guidance is effective for milestones achieved in fiscal years beginning after June 15, 2010, with early adoption permitted. The Company elected to early adopt the accounting guidance, and therefore, the guidance is in effect for 2010. The Company’s adoption did not have a material effect on financial statements for the period ended December 31, 2010.

In January 2010, the FASB updated the disclosure requirements for fair value measurements. The updated guidance requires companies to disclose separately the investments that transfer in and out of Levels 1 and 2 and the reasons for the transfers and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. The updated guidance was effective for the Company for 2010, except for the disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation, which are effective for the Company beginning in 2011. The 2010 adoption did not result in a material impact to the Company’s financial statements.

In October 2009, the FASB updated the revenue recognition accounting guidance related to the accounting for revenue arrangements that involve more than one deliverable or unit of accounting. The updated guidance allows companies to allocate arrangement consideration in multiple deliverable arrangements in a manner that better reflects the economics of the transaction by revising certain thresholds for separation, and providing criteria for allocation of revenue among deliverables. The updated guidance is effective for the Company beginning in 2011. The Company is still analyzing the impact of the adoption on the financial statements.

(aa)	Recently Issued Tax Legislation

In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act of 2010 (Acts). The Company’s

13	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

current financial position and results of operations are not impacted by these Acts. However, for the years ending after December 31, 2012, the Company’s results of operations are expected to be adversely impacted as the Acts impose a 2.3% excise tax on U.S. sales of Class I, II, and III medical devices. Further, the Obama Administration announced several international tax legislative proposals to reform the U.S. tax rules, including provisions that may limit the deferral of U.S. income tax on the Company’s unremitted foreign earnings, substantially reduce the Company’s ability to claim foreign tax credits, and defer various tax deductions until foreign earnings are repatriated to the U.S. If any such proposals were enacted into law, they could have a material adverse impact on the Company’s financial position and results of operations.

(2)	Inventory

Inventory consisted of the following at December 31:

	2010	2009

Raw materials	$2,302	1,971
Work in process	5,544	5,592
Finished goods	5,551	6,002
Consigned inventory	7,283	5,757

	$20,680	19,322

(3)	Property, Plant, and Equipment

Property, plant, and equipment are summarized as follows at December 31:

	2010	2009	Depreciable life (years)

Land	$284	301
Land improvements	354	354	20
Buildings	9,383	9,375	40
Machinery and equipment	16,040	16,290	3 – 10
Furniture and fixtures	1,748	1,363	3 – 5
Computer equipment and software	3,466	2,699	3 – 5
Surgical instrumentation	8,834	8,806	3
Construction in progress	204	154

	40,313	39,342

Accumulated depreciation	(21,828)	(19,453)

	$18,485	19,889

14	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

The depreciation and amortization expense for property, plant, and equipment under a capital lease was $215 and $197 in 2010 and 2009, respectively. Accumulated depreciation related to property, plant, and equipment under capital lease totaled $1,007 and $802 as of December 31, 2010 and 2009, respectively. Depreciation expense for surgical instrumentation was $2,791 and $3,184 in 2010 and 2009, respectively.

Disposal of fixed assets during 2010 and 2009 resulted in a loss of $972 and $590, respectively. The losses were recorded as operating expenses.

As of December 31, 2010 and 2009, the Company had net property, plant, and equipment of $385 and $250, respectively, located in foreign jurisdictions.

(4)	Intangible Assets

The following table provides the gross and net amounts of intangible assets as of December 31:

	2010
	License agreement	Patent rights	Total

Original cost	$1,170	850	2,020
Accumulated amortization/write-offs	(30)	(850)	(880)

Total intangible assets	$1,140	—	1,140

	2009
	License agreement	Patent rights	Total

Original cost	$—	850	850
Accumulated amortization/write-offs	—	(850)	(850)

Total intangible assets	$—	—	—

During 2010, the Company acquired a licensing agreement along with an immaterial amount of inventory and instrumentation. The license agreement is being amortized over a ten-year period.

During 2009, the Company evaluated certain patent rights and related intellectual property and determined that the commercialization of the technology was impracticable. As a result the Company recorded an impairment charge to research and development expenses in the accompanying consolidated statements of operations of $57, thus reducing the net carrying amount to zero.

15	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Amortization expense was $30 and $17 for the years ended December 31, 2010 and 2009, respectively.

Expected future amortization expense for intangible assets is as follows:

2011	$117
2012	117
2013	117
2014	117
2015	117
Thereafter	555

Total	$1,140

(5)	Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following at December 31:

	2010	2009

Accrued payroll	$2,829	2,985
Commissions payable	1,344	1,212
Accrued vacation	773	970
Accrued royalties	91	1,174
Accrued discounts	253	253
Value Added Tax payable	13	430
Other current liabilities	565	363

Total accrued expenses and other current liabilities	$5,868	7,387

(6)	Line-of-Credit Facility

The Company’s reload credit agreement has a capacity of $12,000 with available credit of $10,712 at December 31, 2010, and carries an interest rate of 0.25% below the bank’s prime rate (effective rate of 2.51% at December 31, 2010). This agreement expires September 29, 2012, and is collateralized by substantially all the Company’s assets. The Company had a similar agreement at December 31, 2009. Balances outstanding were $0 and $6,264 as of December 31, 2010 and 2009, respectively.

Under the terms of the current agreement the Company must maintain certain financial ratios, including a debt service coverage ratio and net funded debt to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), and limit its capital expenditures as well as other enumerated restrictions which, if not met, can result in an event of default. A default that remains uncured or is not waived by the bank may result in immediate repayment of the debt. At December 31, 2010, the Company was in compliance with all provisions of the loan agreement.

16	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(7)	Long-Term Debt

Long-term debt at December 31 consisted of the following:

	2010	2009

Term loan dated October 19, 2007, with interest rate of 1.25% above 30-day LIBOR, collateralized by specific equipment, due in monthly installments of $47 plus interest through October 2012, effective rate of 1.51% at December 31, 2010	$5,035	5,601

Equipment notes payable in monthly installments of $20 to $38, expiring in June 2011 to January 2015, with interest at 5.90% to 7.00%, collateralized by specific equipment	1,784	2,616

Michigan Strategic Fund Bond Debt – limited obligation revenue bonds secured by a letter of credit collateralized by specific assets of the Company. Yearly principal payment of $600 through September 2012 with a variable interest rate of 1.50% over the Municipal Swap Index, effective rate of 0.40% at December 31, 2010	1,400	2,000

Economic Development Corporation (EDC) Bond Debt – tax-exempt industrial revenue bonds secured by a letter of credit collateralized by specific assets of the Company and the personal guarantee of a stockholder. Annual principal payments of $200 to $225 through June 2012 with a variable interest rate set weekly at approximately 10 to 30 basis points above the Bond Market Association Index, effective rate of 0.55% at December 31, 2010	400	400

Leases and loans payable in monthly installments of $3 to $10 expiring in December 2010 through May 2012, with interest at 2.19% to 7.00%, collateralized by specific equipment	268	526

Total	8,887	11,143

Less current maturities	2,290	2,327

Long-term maturities	$6,597	8,816

17	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Future contractual maturities of long-term debt outstanding, including capital leases, as of December 31, 2010 were as follows:

2011	$2,290
2012	1,984
2013	1,005
2014	810
2015	594
Thereafter	2,204

Total	$8,887

Based on the borrowing rates currently available to the Company for loans with similar terms and average maturities, the fair value of long-term debt (exclusive of leases), including current maturities, at December 31, 2010 was $8,599 compared to the carrying amount of $8,619.

Equipment with gross costs of $1,359 and $1,286 as of December 31, 2010 and 2009, respectively, were financed by four capital leases. For financial statement purposes, the present values of the net minimum lease payments have been capitalized and are being amortized over the useful lives of the assets to which they relate, and are included in property, plant, and equipment in the accompanying consolidated balance sheets. The present values of net minimum lease payments are included in long-term debt in the accompanying consolidated balance sheets.

(8)	Interest Rate Swaps

The Company has entered into two interest rate swap agreements with notional amounts at December 31, 2010 of $700 and $4,900 maturing on August 31, 2012 and 2019, respectively. The $700 swap converts the variable rate of 1.50% over the Municipal Swap Index to a fixed rate of 3.69%. The $4,900 swap converts a variable rate of 1.25% over LIBOR to a fixed rate of 5.90%. The Company entered into these swaps to manage variable interest rate cash flows associated with long-term variable rate debt obligations. The notional amounts decline over the period of the agreements as the associated debt is repaid. The Company has made an election not to document the hedge accounting relationship and ongoing effectiveness and ineffectiveness testing that are required for the Company to apply hedge accounting. Accordingly, changes in fair value of the arrangements are recognized within interest expense in the accompanying consolidated statements of operations. The fair value of the Company’s obligation on the interest rate swaps was $803 and $769 at December 31, 2010 and 2009, respectively. These balances have been included in other long-term liabilities in the accompanying consolidated balance sheets.

(9)	Leases

The Company has noncancelable operating leases for office space that expire over the next five years.

Minimum rent payments under operating leases are recognized on a straight-line basis over the terms of the leases including any periods of free rent. Rental expense for operating leases (except those with lease terms of a month or less that were not renewed) during 2010 and 2009 was $521 and $255, respectively.

18	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Future minimum lease payments under capital leases and noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2010 were as follows:

	Capital leases	Operating leases

2011	$155	659
2012	59	371
2013	18	351
2014	16	144
2015	10	149
Thereafter	—	—

Total minimum lease payments	258	$1,674

Less amounts representing interest	(9)

Present value of net minimum lease payments	$249

(10)	Fair Value Measurements

The authoritative guidance for fair value measurements defines fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance establishes a valuation hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and developed based on independent market data sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability and developed based upon the best information available. This hierarchy prioritizes the inputs into three broad levels as follows:

(a)	Level 1: Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

(b)	Level 2: Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable for the asset or liability, either directly or indirectly.

(c)	Level 3: Inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

The fair value authoritative guidance applies to certain financial assets and liabilities that are measured at fair value on a recurring basis. For the Company, financial liabilities include interest rate swaps and the bundled derivative associated with the Series B Preferred Stock. The Company had previously and will continue to record these items at fair value on a recurring basis; however, the definition of fair value is now applied using the authoritative guidance mentioned above.

19	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31:

	Fair value	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
2010

Liabilities:
Interest rate swaps	$803	—	803	—
Bundled derivative	13,986	—	—	13,986

Total	$14,789	—	803	13,986

2009

Liabilities:
Interest rate swaps	$769	—	769	—
Bundled derivative	15,280	—	—	15,280

Total	$16,049	—	769	15,280

The valuation techniques used to determine market value were as follows:

(a)	Interest rate swaps were valued using models that use readily observable market data as their basis.

(b)	To determine the value of the bundled derivative, a valuation of the Company was performed, employing both discounted cash flow and market comparability techniques. Those values were then allocated to the various equity components. The value assigned to the Series B was further allocated to the stock component based on the fair market value of the equity component plus accrued dividends, with the remainder deemed to be the bundled derivative value.

20	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2010 and 2009.

The following table presents the Company’s activity for the liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	2010	2009

Beginning balance	$15,280	12,579

Total realized and unrealized (gains) losses:
Included in earnings (1)	(1,294)	1,237
Included in other comprehensive income	—	—
Purchases, issuances, and settlements (net)	—	1,464
Transfers in/out of Level 3 (net)	—	—

Ending balance	$13,986	15,280

(Gain) loss recorded in earnings for Level 3 assets still held at December 31	$(1,294)	1,237

(1)	Amounts are included in Gain (loss) on embedded Series B derivative in the accompanying consolidated statements of operations.

(11)	Income Taxes

For the years ended December 31, the provision for income taxes consisted of the following:

	2010	2009

Current federal and state benefit	$37	(316)
Deferred federal and state expense	—	—

Total income tax expense (benefit)	$37	(316)

21	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

A reconciliation of the total income tax expense (benefit) to income taxes computed by applying the statutory U.S. federal rate to loss before taxes is as follows:

	2010	2009

Income tax benefit, computed at 34% of pretax loss	$(336)	(1,447)
State income taxes, net of federal benefit	(10)	(1)
Series B mark-to-market adjustment	(440)	1,087
Encelle royalties	—	336
Share-based compensation	58	153
Other permanent items	73	203
Impact of amended returns and NOL carryback claims	—	1,059
General business tax credits	(247)	(232)
Reserve for uncertain tax positions	—	(167)
Change in valuation allowance	914	(1,311)
Other adjustments	25	4

Total income tax expense (benefit)	$37	(316)

22	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Net deferred tax assets and liabilities consisted of the following components:

	2010	2009

Deferred tax assets:
Allowance for doubtful accounts	$174	424
Inventory	1,673	1,462
Property, plant, and equipment	—	331
Intangibles	518	575
Share-based compensation	1,582	1,290
Contributions subject to income limitation	151	113
Vacation and deferred compensation	204	512
Interest rate swap derivative	287	284
Accrued discount	163	94
Net operating loss carryforwards	3,441	3,505
Research and development credit carryforward	1,294	1,048
State credit carryforward	23	23
Unrealized currency loss	219	—
Instruments	290	—
Alternative Minimum Tax credit carryforward	114	—
Other	131	—

Gross deferred tax assets	10,264	9,661

Deferred tax liabilities:
Property, plant, and equipment	(806)	—
Other	(30)	(29)

Gross deferred tax liabilities	(836)	(29)

Net deferred tax assets before valuation allowance	9,428	9,632

Less valuation allowance	(9,428)	(9,632)

Net deferred tax assets	$—	—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. Based on the level of historical taxable income and projections of future taxable income over the periods in which the deferred tax assets are deductible, management currently does not believe that it is more likely than not that the Company will realize the benefits of these deductible differences. Accordingly, the Company recorded a valuation allowance against net deferred tax assets for the years ended December 31, 2010 and 2009.

As of December 31, 2010, the Company has generated federal net operating loss and tax credit carryforwards of approximately $6,818 and $1,294, respectively, which are available to offset future

23	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

federal taxable income, if any, through 2028. Additionally, as of December 31, 2010, the Company has acquired net operating loss carryforwards of approximately $2,948 subject to the limitations of Internal Revenue Code statute 382, which may be applied to offset future federal taxable income and expire from 2021 through 2027.

As of December 31, 2010, the Company’s pool of excess tax benefits related to share-based compensation previously recorded in common stock totals $433. Shortfalls in expected tax benefits from shared-based compensation are recognized first as an offset to this pool of excess tax benefits rather than as income tax expense, until the pool of previously recognized excess tax benefits is exhausted.

The Company had no gross unrecognized tax benefits as of December 31, 2010 and 2009. Following is a reconciliation of the beginning and ending amount of unrecognized tax benefit for December 31:

	2010	2009

Beginning balance	$—	(167)
Increase related to current year tax positions	—	—
Decrease related to prior year tax positions	—	167
Lapse of statute	—	—

Ending balance	$—	—

The Company recognizes interest and penalties related to income tax matters in other (loss) income, net in the accompanying consolidated statements of operations. Amounts recognized for interest and penalties were not material for the years ended December 31, 2010 and 2009.

The Company files a U.S. federal tax return, and returns in The Netherlands and various state jurisdictions. Uncertain tax positions are related to tax years that remain subject to examination. As of December 31, 2010, U.S. federal tax returns for calendar years 2003 through 2010 and state tax returns for calendar years 2005 through 2010 remain subject to examination by tax authorities. The statute of limitations for the Company’s foreign subsidiary extends for five years.

24	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(12)	Redeemable Stock

The following table presents stock subject to redemption:

	Series A preferred stock subject to redemption		Series B preferred stock subject to redemption		Common stock subject to redemption
	Shares	Amount	Shares	Amount	Shares	Amount

Balance at December 31, 2008	7,519,706	$36,270	4,076,087	$1,453	5,534,184	$7,336

Issuance – preferred stock, net of issuance costs	—	—	543,478	535	—	—
Issuance – common voting	—	—	—	—	8,848	9
Accretion – preferred stock to redemption value	—	5,312	—	1,618	—	—
Accretion – preferred stock issuance costs	—	260	—	68	—	—
Accretion – common stock subject to redemption	—	—	—	—	—	301
Change in shareholder redemption rights	—	—	—	—	(62,000)	(110)

Balance at December 31, 2009	7,519,706	41,842	4,619,565	3,674	5,481,032	7,536

Accretion – preferred stock to redemption value	—	7,622	—	3,206	—	—
Accretion – preferred stock issuance costs	—	262	—	248	—	—
Accretion – common stock subject to redemption	—	—	—	—	—	(90)
Change in shareholder redemption rights	—	—	—	—	(4,892,472)	(7,048)

Balance at December 31, 2010	7,519,706	$49,726	4,619,565	$7,128	588,560	$398

For further discussion of redeemable stock, see notes 13 and 14.

(13)	Series A and B Redeemable Convertible Preferred Stock

In December 2008, the Company amended its Articles of Incorporation, authorizing 12,954,489 shares of preferred stock, with no par value. Prior to 2007, the Company sold 7,519,706 shares of Series A Preferred Stock (Series A) for gross proceeds of $30,500, including issuance costs of $1,734. In 2008, the Company sold 4,076,087 shares of Series B Preferred Stock (Series B) for gross proceeds of $15,000. In 2009, an additional 543,478 shares of Series B shares were sold for gross proceeds of $2,000. Issuance costs for Series B were $1,078. The following is a summary of the terms of the preferred stock:

(a)	Ranking

The Series A and Series B rank senior to the Company’s common stock with respect to payment of dividends upon the Company’s liquidation, dissolution, or winding down. While any shares of preferred stock are outstanding, the Company cannot authorize or issue any class or series of stock that ranks senior to or in parity with the preferred stock as to dividends or upon liquidation, dissolution, or winding down without the consent of the holders of 70% of the outstanding shares of preferred stock.

(b)	Registration Rights

Upon the second anniversary of the Shareholders Agreement dated December 16, 2008, the preferred stockholders can participate in a request for registration of the Company’s common shares with the Securities Exchange Commission.

25	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(c)	Dividends

Preferred stockholders are entitled to receive dividends when, as, and if, declared by the board of directors. The preferred stock does not bear a stated dividend rate. No dividends were declared or paid for the years ended December 31, 2010 and 2009.

(d)	Redemption

At any time after the earlier to occur of (i) the closing of an underwritten initial public offering of shares of common stock where net proceeds are less than $60,000 and the per share price is less than $9.00 (a nonqualified public offering) or (ii) December 15, 2012; holders of preferred stock may redeem such shares at their sole discretion at a redemption price equal to the greater of (a) the original issue price for such shares for Series A, and 150% of the original issue price for Series B or (b) the fair market value of such shares at the time of redemption as determined by an appraisal. Because the redemption is not mandatory, the preferred stock is not required to be classified as a liability, but rather is classified in the mezzanine section of the consolidated balance sheets. The aggregate fair market value of the preferred stock and bundled derivative was $110,980 and $104,201 at December 31, 2010 and 2009, respectively.

Series A

The fair market value of the Series A was $69,810 and $63,919 at December 31, 2010 and 2009, respectively. The excess of the fair market value of Series A over the original issuance price of $30,500 is being accreted to the redemption value using the effective-interest method. Changes in the estimated redemption value of Series A are prospectively reflected in the accretion calculation.

Issuance costs associated with Series A are reflected as a reduction in the carrying amount of Series A and are amortized using the effective-interest method. Unamortized Series A issuance costs were $522 and $784 at December 31, 2010 and 2009, respectively. For the years ended December 31, 2010 and 2009, the Company recognized Series A accretion of $7,884 and $5,572, respectively, in the consolidated statements of stockholders’ deficit for accretion to redemption value and amortization of issuance costs.

Series B

The Series B was initially recorded at its issuance price, net of issuance costs of $1,078 and less the amount allocated to the embedded derivative. The Series B conversion feature and the conditional redemption rights upon a liquidation event or a nonqualified public offering are an embedded bundled derivative to be accounted for separately from the Series B preferred stock. The aggregate fair market value of the Series B preferred stock and the embedded bundled derivative was $41,170 and $40,282 at December 31, 2010 and 2009, respectively.

Upon the December 2008 issuance, the embedded bundled derivative had a fair value of $12,579. The issuance of Series B in April 2009 included an embedded bundled derivative fair value of $1,464. Changes to the recorded fair value of the bundled derivative are reflected in the consolidated

26	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

statement of operations as gain (loss) on embedded Series B derivative in the accompanying consolidated statements of operations. The (decrease) increase in the fair value for 2010 and 2009 was $(1,294) and $1,237, respectively.

Issuance costs associated with Series B are reflected as a reduction in the carrying amount of Series B and are amortized using the effective-interest method. Allocation of a portion of the Series B proceeds to the embedded derivative are being accreted to the Series B redemption value using the effective-interest method. Accretion recorded in 2010 and 2009 for Series B was $3,454 and $1,686, respectively.

The redemption value of the Series B is calculated as a 12% cumulative dividend and 150% of the original issuance price. The redemption value of Series B will be $35,125 upon the first redemption date of December 15, 2012. All other attributes of fair value related to the Series B are accounted for in the bundled derivative. Therefore, the fair value of Series B upon its first redemption date will be the sum of the value of the Series B redeemable preferred stock and the fair value of the embedded derivative.

(e)	Liquidation Preference

In the event of any liquidation of the Company, the holders of preferred stock are entitled to receive—in preference to the holders of any other class of stock—an amount equal to the purchase price paid for such preferred stock plus 12% compounded per annum and any accrued or declared but unpaid dividends (the Preference Amount). In addition, the holders of the Series B receive a premium of 50% of the original purchase price. A liquidation includes the dissolution or winding down of the Company, the sale of the Company, or the merger or consolidation of the Company. As of December 31, 2010, the Series A and B stock liquidation preference was $78,028.

The holders of preferred stock also have participation rights on an as-if converted pro rata basis with common shareholders in the Company’s net assets in the event of any liquidation after satisfaction of all liabilities and full payment of the Preference Amount. In no event will the aggregate amount paid to the holders of Series A exceed the greater of the purchase price for such shares multiplied by 300% or the amount to which the holders of Series A would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation. The Series B shareholders are entitled to receive no more than 375% of the purchase price for such shares, or the amount to which the holders of Series B would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation.

(f)	Voting Rights

The Company is prohibited from taking the following actions without approval by 70% of the holders of preferred stock, entitled to vote as a separate class: liquidation, dissolution, and wind-up; amendments to the Company’s Articles of Incorporation or Bylaws; authorization or issuance of additional equity securities; declare or pay dividends or distributions; make provisions to purchase, redeem, or retire equity securities; enter into agreements with related or affiliated parties; incur indebtedness in excess of $5,000 in the aggregate; acquire or enter into any agreement to acquire the

27	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

assets or capital stock of any entity having a value of more than $5,000; and increase or decrease the number of directors constituting the board to other than seven members. In regards to all other Company actions requiring shareholder approval, each share of preferred stock issued and outstanding is entitled to the number of votes equal to the number of shares of common stock into which it is convertible.

(g)	Conversion Rights

The preferred stock will be converted into shares of common stock at any time at the option of a holder or automatically in the event of a qualified public offering (as defined below). The number of shares of common stock into which preferred stock will be converted will be determined by dividing the purchase price of the preferred stock being converted by the then applicable conversion price. As of December 31, 2010, conversion of the preferred stock would result in the issuance of 14,172,407 common shares. The preferred stock conversion is subject to adjustment for stock splits, combinations, and like occurrences. Further, the preferred stock conversion is subject to antidilution adjustments for any subsequent equity offerings or equity-related financing at a purchase price less than the conversion price then in effect for the preferred stock. The antidilution rights through June 15, 2010 required adjustment of the conversion price to the per share amount of any triggering financings. After June 15, 2010, the determination of the new conversion price upon a triggering financing is based on a weighted average formula.

All outstanding shares of preferred stock will be converted automatically into shares of common stock, at the then applicable conversion rate, in the event of the closing of an underwritten initial public offering of shares of common stock of the Company (adjusted as required to reflect changes in the conversion price for preferred stock, stock splits, dividends, combinations, and other similar events), resulting in net aggregate proceeds to the Company of at least $60,000 and a per share price of at least $9.00 (a qualified public offering).

If the Company completes an underwritten initial public offering of shares of common stock at a per share price of less than three times the preferred stock conversion price then in effect, the conversion price will automatically be reduced to one-third of the price per share of common stock.

(14)	Common Stock

(a)	Authorized Shares

The Company has entered into various agreements with common shareholders and option holders that contain defined redemption rights for the holders and mandatory or optional repurchase obligations/rights for the Company.

28	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Shares Classified as Mezzanine Equity or Liability

Below are descriptions of the general terms (including the accounting treatment) of each of the buy and sell agreements under which shares are classified as mezzanine equity or liability.

1992 and 1994 Buy and Sell Agreements

These agreements grant the Company an option to acquire the shareholder’s shares at a mutually agreed-upon price at any time or at fair value if (a) the shares become subject to the claims of a creditor, or (b) the stock becomes held by the shareholder’s spouse. If the shareholder receives a bona fide offer to acquire the shareholder’s shares from a third party, the Company has the option to acquire the shares at the lower of the third-party offer or fair value. Upon the shareholder’s death or in the event of felonious conviction, the Company is required to repurchase the common shares at fair value. As the Company’s mandatory redemption in the event of death or felonious conviction is outside of the control of the Company, common shares subject to these arrangements are classified as mezzanine equity.

1995 Buy and Sell Agreement

The 1995 buy and sell agreement has the same redemption rights as the 1992 and 1994 buy and sell agreements in addition to mandatory redemption at either a defined contract price or fair value upon voluntarily leaving for a competitor or for termination of employment for other reasons. Employee stock options subject to the 1995 buy and sell agreement are required to be accounted for as variable awards. As the Company is subject to various mandatory redemption obligations, which are outside of the control of the Company, common shares and common shares underlying stock options subject to this arrangement are classified as either mezzanine equity or liabilities.

1997 Buy and Sell Agreements

In general, the 1997 buy and sell agreements grant the Company an option to acquire the shareholder’s common shares at fair value upon (a) a mutually agreed-upon price at any time, (b) if the shares are subject to the claims of a creditor, or (c) if the stock becomes held by the shareholder’s spouse. If the shareholder receives a bona fide offer to acquire the shareholder’s shares from a third party, the Company has the option to acquire the shares at the lower of the third-party offer or 10.9 times earnings before interest and taxes (EBIT), as defined in the agreement. Upon the shareholder’s death, the Company is required to repurchase the shareholder’s shares at 10.9 times EBIT. In the event of a felonious conviction, the Company is required to repurchase the common shares at book value. Upon the shareholder’s termination to join a competitor, the Company is required to repurchase the common shares at either book value or a defined contract value. If terminated for any other reason, the Company shall acquire the shares at book value. Shares underlying stock options subject to the 1997 buy and sell agreements are required to be accounted for as variable awards as the redemption provisions upon termination are not based on fair value formulas. As the Company is subject to various mandatory redemption obligations, which are outside of the control of the Company, common shares and common shares underlying stock options subject to these arrangements are classified as either mezzanine equity or liabilities.

29	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Termination of the 1992, 1994, 1995, and 1997 Buy and Sell Agreements

During 2010, a majority of shareholders subject to the terms of these various buy and sell agreements entered into the 2010 buy and sell agreement (see description below) and the shares were reclassified from mezzanine equity to common stock.

The tables below present the common shares and common shares underlying stock options, including those exercised with notes that are subject to these agreements as of December 31:

	2010	2009

Common shares (1)	588,560	5,391,118
Common share options	—	89,914

Mezzanine equity	588,560	5,481,032

Liabilities	—	84,666

Total mezzanine equity and liabilities	588,560	5,565,698

(1) Recorded at the greatest redemption value under applicable agreement	$398	7,443

The table below presents the common shares under each buy and sell agreement as of December 31:

	2010	2009

1992 and 1994	255,000	3,846,247
1995	—	160,996
1997	333,560	1,383,875

	588,560	5,391,118

30	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

The table below presents the common shares underlying stock options, including those exercised with notes, under each buy and sell agreement as of December 31:

	2010	2009

1992 and 1994	—	—
1995	—	102,180
1997	—	72,400

	—	174,580

Shares Classified within Stockholders’ Deficit

2002, 2003, and 2010 Buy and Sell Agreements

These agreements grant the Company the option to acquire the shareholder’s shares upon a mutually agreed-upon price at any time, upon a bona fide offer to acquire the shareholder’s shares from a third party, or upon the felonious conviction of the shareholder.

2006 and 2008 Buy and Sell Agreements

In conjunction with the sale of the Series A, the Company entered into an agreement with certain holders of the Company’s common stock (the Shareholder Agreement). Management shareholders subject to this agreement are prohibited from selling or otherwise transferring their shares until after a qualifying public offering. Prior to a qualifying public offering, if nonmanagement common shareholders receive an offer to sell their shares, the Company and then the investors, as a group, have a right of first refusal to acquire the shares at the offering price. All common shareholders subject to the Shareholder Agreement have defined registration rights. The preferred stock investors have rights to purchase a pro rata number of new securities issued by the Company. In conjunction with the sale of the Series B, the Company entered into an agreement with most of the same shareholders subject to the Shareholder Agreement and on very similar terms.

The table below presents the common shares, including those exercised with notes, under each buy and sell agreement as of December 31:

	2010	2009

2002 and 2003	4,413,994	4,345,788
2006 and 2008	19,743,324	19,818,980
2010	4,884,888	—

	29,042,206	24,164,768

31	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

The table below presents the common shares underlying stock options under each buy and sell agreement as of December 31:

	2010	2009

2002 and 2003	1,424,761	1,618,946
2006 and 2008	1,306,389	2,224,432
2010	42,820	—

	2,773,970	3,843,378

A significant shareholder and former member of senior management holds 2,250,000 shares of restricted common stock that are subject to forfeiture if certain products do not receive FDA approval. The restricted shares cannot be sold or transferred to any third party. These restrictions lapse at such time as Company shares are sold in an initial public offering or upon FDA approval of the products. Compensation expense associated with these restricted shares is subject to variable accounting adjustments through the vesting dates, reflecting changes in the value of the Company’s common stock. Unrecognized compensation expense of $2,436 at December 31, 2010 is being amortized over the estimated remaining vesting periods of two and six years.

A shareholder who provides consulting services and is a member of the Company’s board of directors holds 1,200,000 shares of common stock, which are subject to forfeiture. Unrecognized compensation expense of $297 at December 31, 2010 is being amortized over three years based on the contractual end date. Compensation expense is subject to variable accounting adjustments through the vesting date, reflecting changes in the value of the Company’s common stock.

A member of senior management holds 25,000 shares of restricted stock units that vest upon the individual remaining employed with the Company for four continuous years. Unrecognized compensation expense of $26 at December 31, 2010 is being amortized over the remaining vesting period of one and a half years.

(b)	Stock Options

The Company has stock options outstanding under the 1997 Plan, the 2007 Plan, and the Long-Term Incentive Plan (LTIP). The 1997 Plan was succeeded by the 2007 Plan on January 1, 2007, and the 2007 Plan was superseded by the LTIP on January 1, 2009. The LTIP allows for the granting of stock options to the Company’s employees, directors, and consultants for up to 4,686,201 shares of common stock, of which 3,090,894 shares were available for future grants as of December 31, 2010. Option awards are generally granted with an exercise price at least equal to the market price of the Company’s stock at the date of grant. For persons owning greater than 10% of the Company’s outstanding common stock, the exercise price of compensatory options must be at least 110% of fair market value at the grant date. The plan allows the compensation committee substantial flexibility in determining the terms of awards, interpreting the plan, and modifying awards. Awards vest based on a variety of service periods and performance conditions and have contractual terms of up to 10 years.

32	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Estimates of option fair values are based on a Black-Scholes option valuation model that uses the weighted average assumptions noted in the following table. Since the Company does not have sufficient historical volatility data of its common stock, the expected volatility is based on the volatility of similar public companies. In choosing similar companies, the Company considers factors such as industry, stage of life cycle, size, and financial leverage, and engages the assistance of an independent valuation firm to assist with the analysis. The expected term of all nonemployee options granted is the contractual option term. The expected term for employee option grants is based on historical experience. The risk-free interest rate is based on the U.S. Treasury yield curve in effect for the expected term of the option at the time of the grant or other measurement date. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The Company uses historical termination behavior to support an estimated annual forfeiture rate of 5%.

The following weighted average assumptions were used to estimate the fair value of stock option grants:

	2010	2009

Volatility	40.0%	50.0%
Stock dividend yield	—	—
Expected option term in years	3.1	4.5
Risk-free interest rate	1.1%	1.4%

Total share-based compensation expense included in net loss was $1,067 for 2010, and $641 for 2009, including $22 related to cash payments upon redemption. There was no compensation cost capitalized as part of inventory and property, plant, and equipment in 2010 or 2009. Share-based compensation has been recorded as an increase or decrease to common stock and common stock subject to redemption in the accompanying consolidated balance sheets.

33	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

A summary of option activity under the plans for the years ended December 31, 2010 and 2009 is presented below:

			Weighted average
Options	Shares available for grant	Shares under options	Exercise price per share	Remaining contractual term (years)	Aggregate intrinsic value

Balance December 31, 2008	1,597,717	4,892,466	$2.83	3.0	$744
Authorized and available for new LTIP grants	4,261,985	—

Granted	(333,945)	333,945	1.78
Expired	(1,597,717)	—
Exercised	—	(107,473)	0.96
Cancelled	311,662	(500,722)	4.19

Balance December 31, 2009	4,239,702	4,618,216	2.64	2.3	598

Granted	(1,550,200)	1,550,200	2.26
Exercised	—	(38,914)	1.42
Cancelled	401,392	(736,464)	2.65

Balance December 31, 2010	3,090,894	5,393,038	$2.54	2.0	$263

At December 31, 2010:
Vested or expected to vest		4,832,000	$2.45	1.9	$263
Exercisable		3,856,197	2.54	1.5	263

The weighted average grant-date fair value of options granted during 2010 and 2009 was $0.38 and $0.74 per share, respectively. The total intrinsic value of options exercised during the years ended December 31, 2010 and 2009 was $15 and $96, respectively.

The intrinsic values above represent the aggregate value of the pretax intrinsic value of legally outstanding option shares, based on an estimated common stock fair value of $1.56 per share at December 31, 2010.

34	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

The following table summarizes unvested options for the years ended December 31, 2010 and 2009:

	Shares	Weighted average grant- date fair value

Unvested at December 31, 2008	2,231,610	$1.12

Granted	333,945	0.74
Vested	(905,288)	1.11
Forfeited	(403,692)	0.92

Unvested at December 31, 2009	1,256,575	1.12

Granted	1,550,200	0.38
Vested	(860,292)	0.88
Forfeited	(409,642)	0.64

Unvested at December 31, 2010	1,536,841	$0.45

As of December 31, 2010, there was $311 of unrecognized compensation expense related to 896,000 unvested employee common stock option awards. The remaining expense is expected to be recognized over a period of three years. As of December 31, 2010, there was $14 of unrecognized compensation expense related to 80,000 unvested nonemployee options. The remaining expense is expected to be recognized over a period of one to three years, and is subject to variable accounting adjustments until vested.

The following table summarizes shares underlying stock options granted in the years ended December 31:

	2010	2009

Shares granted to employees:
Time vesting(1)	1,319,000	134,745
Milestone vesting	—	199,200

Total granted to employees	1,319,000	333,945

Shares granted to nonemployees:
Time vesting(1)	10,000	—
Milestone vesting	221,200	—

Total granted to nonemployees	231,200	—

	1,550,200	333,945

(1)	Shares vest immediately or over a one- to five-year period

35	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

As of December 31, 2010, options granted include 561,000 shares that are not expected to vest.

Cash received from options exercised under all share-based payment arrangements for the years ended December 31, 2010 and 2009 was $54 and $104, respectively. Upon option exercise new shares of common stock are issued.

(c)	Shareholder Notes Receivable

Prior to May 5, 2009, pursuant to the Company’s 1997 Stock Option Plan, the Company’s compensation committee had granted the authority to accept notes payable to the Company from employees exercising options. Interest rates were at least equal to the applicable federal rate and the term could not exceed nine years. On May 5, 2009, the Company’s compensation committee withdrew that authority and notes no longer would be issued for stock option exercises. Existing notes continue to be subject to the terms of the agreements under which they were issued. As a result of this modification, options that had not been previously exercised were subject to a final value measurement.

The Company had notes receivable as of December 31, 2010 and 2009, with a carrying amount of $931 and $1,035, respectively. The notes receivable are carried on the consolidated balance sheets as a contra equity account at face value plus accrued interest. Principal was added to the Company’s common stock account upon receipt of the note. Interest is accrued semiannually resulting in an adjustment to common stock. Notes have a nine-year term, allow for prepayment, and are issued at fixed interest rates ranging from 4.70% to 8.25%. The Company retains the stock certificates as collateral and has legal right to additional recourse; however, security rights are not perfected and the notes are accounted for as if nonrecourse. During 2010, the Company redeemed 87,088 collateral shares, representing a carrying value of $168 principal and interest; in 2009, 192,157 shares were redeemed for $342 of principal and interest. No compensation expense was recognized as the shares were redeemed in lieu of repayment of the shareholder notes. As of December 31, 2010 and 2009, 882,158 and 1,097,370 shares, respectively, exercised with Company notes are included in these consolidated financial statements as outstanding shares of common stock, but are deemed still outstanding as options for the purpose of computing share-based compensation costs.

(15)	Other Commitments and Contingencies

(a)	Royalty Arrangements

The Company has patent-related license agreements requiring royalty payments of between 1% and 5% of net sales of related products. Royalty expenses relating to the agreements totaled $210 and $154 in 2010 and 2009, respectively. As further described below, the Company entered into royalty arrangements in connection with the Encelle, Inc. (Encelle) and Angstrom Medica, Inc. (Angstrom) acquisitions.

36	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

Angstrom Medica, Inc.

As part of the acquisition of Angstrom in 2007, the Company is required to pay future royalty payments of 1.5% and 3.0% of net sales for products using the acquired technology through October 2021. In 2010, royalty expenses related to this agreement were $49. There was no royalty expense in 2009. Additional contingent common stock considerations still outstanding are:

•	205,000 shares of common stock upon the Company submitting to the FDA an application for regulatory approval of Angstrom technology-based cement for indication in humans.

•	615,000 shares of common stock upon receipt of FDA approval of the previously described application.

Encelle, Inc.

Under the terms of the 2007 acquisition agreement, there was no upfront consideration, but rather two contingent payments based on future commercial sales of spine and orthopedic-related products using the Encelle technology. The first commercial sales commenced in January 2009 thus obligating the Company to pay the sum of 50% of net sales for the next 12 months. An additional payment is based on 50% of net sales for the 12 months starting in January 2011. During 2010 and 2009, sales of products developed under this agreement resulted in royalties to the former owners of Encelle of $33 and $988, respectively, all of which were paid in 2010.

Additionally, Encelle’s former owners were also entitled to the net proceeds of sales of nonspine applications, which represented $0 and $122 in 2010 and 2009, respectively.

(b)	Purchase Commitments

The Company is committed to purchase materials for production over the next year at prevailing market prices. At December 31, 2010, purchase order commitments to acquire materials used in production totaled $4,485.

(c)	Employee and Officer Termination Benefits

Employment agreements signed by nine employees and officers require the Company to make severance payments of an amount equal to or greater than current salary over a period of 6 to 12 months if the employees or officers were terminated.

(d)	Litigation

Through the normal course of business the Company has various legal claims and contingent matters outstanding. The Company believes that any ultimate liabilities arising from these actions will not have a material impact on the Company’s financial condition or results of operations.

37	(Continued)

PIONEER SURGICAL TECHNOLOGY, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2010 and 2009

(In thousands, except share data)

(16)	Retirement Plan

The Company maintains an Employee Retirement Income Security Act safe harbor qualified retirement plan for substantially all employees established pursuant to Internal Revenue Code Section 401(k). Contributions are based on a partial match of employees’ contributions. The Company match is based on the amount of salary the employee elects to defer. For the first 3% of an employee’s salary that is deferred, the Company will match 100%. For the next 2% of an employee’s salary that is deferred, the Company will match 50%. The Company does not match deferral amounts in excess of 5% of an employee’s salary. The employer match was $620 and $597 for the years ended December 31, 2010 and 2009, respectively.

(17)	Related-Party Transactions

During 2010 and 2009, the Company redeemed 26,966 shares for $1.78 per share and 14,329 shares for $3.35 per share of common stock, respectively, from a relative of the Company’s largest individual stockholder.

A member of the board of directors has signed a consulting agreement that includes a 1% royalty payment on certain sales of products yet to be approved by the FDA. The same board member was a partial owner of Angstrom. He received 45,143 shares of Company common stock in connection with this transaction and will receive a pro rata amount, based on his former share ownership, of any future consideration paid to the Angstrom shareholders, of which none was paid in 2010 or 2009.

The Company has entered into a license agreement with its largest stockholder that requires royalty payments of 1% of net sales of the related product yet to be approved by the FDA.

(18)	Subsequent Events

Subsequent events have been evaluated up to and including May 16, 2011, which is the date these financial statements were issued.

38

Exhibit 99.4

Unaudited Consolidated Financial Statements

Pioneer Surgical Technology, Inc. and Subsidiaries

For the Six Month Periods Ending June 30, 2013 and 2012

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30, 2013	December 31, 2012
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$918	$1,618
Short-term investments	—	800
Accounts receivable, net	12,300	13,829
Inventories, net	28,608	29,175
Prepaid expenses	838	357
Deferred tax assets, net	5,385	4,688
Refundable taxes	673	256

Total current assets	48,722	50,723

PROPERTY, PLANT AND EQUIPMENT, NET	16,083	17,052

INTANGIBLE ASSETS, NET	1,504	1,304

LONG-TERM INVESTMENTS	—	—

DEFERRED TAX ASSETS, NET	4,113	4,109

OTHER LONG-TERM ASSETS	228	125

TOTAL ASSETS	$70,650	$73,313

1

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED BALANCE SHEETS - CONTINUED

(In thousands, except share data)

	June 30, 2013	December 31, 2012
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	2,051	2,051
Accounts payable	4,320	4,988
Accrued expenses and other current liabilities	7,217	8,326

Total current liabilities	13,588	15,365

LONG-TERM LIABILITIES
Line of credit	3,357	2,192
Long-term debt, net of current maturities	7,106	7,966
Other liabilities	1,683	1,913

Total liabilities	25,734	27,436

COMMON STOCK SUBJECT TO REDEMPTION, no par value; 255,000 shares issued and outstanding at June 30, 2013 and December 31, 2012	201	201

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Series A preferred stock, no par value; 7,519,706 shares authorized, issued and outstanding at June 30, 2013 and December 31, 2012 (Note N)	65,000	65,000
Series B preferred stock, no par value; 4,619,565 shares authorized, issued and outstanding at June 30, 2013 and December 31, 2012 (Note N)	31,262	31,262
Common stock, no par value; 143,000,000 shares authorized; 32,188,621 shares issued and outstanding (excluding shares subject to redemption) at June 30, 2013 and December 31, 2012	—	—
Notes receivable from sale of common stock	(844)	(820)
Accumulated deficit	(50,837)	(49,833)
Accumulated other comprehensive income	134	67

Total stockholders’ equity	44,715	45,676

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$70,650	$73,313

The accompanying notes are an integral part of these consolidated financial statements.

2

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Six months ended June 30,

(In thousands)

	2013	2012

Net sales	$42,113	$44,127

Cost of sales	14,373	12,625

Gross profit	27,740	31,502

Operating expenses
General and administrative	10,323	10,057
Selling and marketing	14,865	16,720
Research and development	3,283	4,728

Total operating expenses	28,471	31,505

Operating loss	(731)	(3)

Other income (expense)
Interest income	4	35
Interest expense	(112)	(304)
Gain on embedded Series B derivative	—	1,017
Other expense	(405)	(769)

Total other expense	(513)	(21)

Loss before income tax	(1,244)	(24)

Income tax (benefit) expense	(629)	16

Net loss	(615)	(40)

Other comprehensive income
Translation adjustment	67	147

COMPREHENSIVE (LOSS) INCOME	$(548)	$107

The accompanying notes are an integral part of these consolidated financial statements.

3

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Six months ended June 30, 2013

(In thousands, except share data)

	Stock subject to redemption							Stockholders’ equity
	Series A Preferred Stock		Series B Preferred Stock		Common stock		Total stock subject	Series A Preferred Stock		Series B Preferred Stock		Common stock		Notes receivable from sale of	Accumulated	Accumulated other comprehensive	Total stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	to redemption	Shares	Amount	Shares	Amount	Shares	Amount	common stock	deficit	income	equity

Balance at January 1, 2013	—	$—	—	$—	255,000	$201	$201	7,519,706	$65,000	4,619,565	$31,262	32,188,621	$—	$(820)	$(49,833)	$67	$45,676

Net income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(615)	—	(615)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	67	67
Issuance - common stock	—	—	—	—	—	—	—	—	—	—	—	—	—	(24)	24	—	—
Redemption - common stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Share-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(413)	—	(413)
Accretion - preferred stock to redemption value	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accretion - preferred stock issuance costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accretion - common stock subject to redemption	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Changes in shareholder redemption rights	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Balance at June 30, 2013	—	$—	—	$—	255,000	$201	$201	7,519,706	$65,000	4,619,565	$31,262	32,188,621	$—	$(844)	$(50,837)	$134	$44,715

The accompanying notes are an integral part of these consolidated financial statements.

4

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

Six months ended June 30,

(In thousands, except share data)

	2013	2012
Cash flows from operating activities
Net income	$(615)	$(40)
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	2,479	2,703
Loss on disposal of property and equipment	187	330
Bad debt expense, net of recoveries	125	189
Provision for excess and obsolete inventory	551	180
Gain on embedded Series B derivative	—	(1,017)
Change in interest rate swap liabilities	(106)	(69)
Share-based compensation expense	(413)	21
Deferred tax provision	(702)	—
Deferred revenue	(134)	—
Changes in operating assets and liabilities
Accounts receivable	1,375	(1,842)
Inventory	(37)	(1,495)
Prepaid expenses and other assets	(589)	(82)
Refundable taxes	(419)	(56)
Accounts payable	(519)	(2,638)
Accrued and other liabilities	(1,098)	(188)

Net cash provided by (used in) operating activities	85	(4,004)

Cash flows from investing activities
Purchase of short-term investments	—	—
Maturities of short-term investments	800	3,905
Proceeds from long-term investments	—	40
Purchase of property, plant and equipment	(1,611)	(2,304)
Proceeds from disposition of property and equipment	—	2
Purchase of intangible assets	(285)	(192)

Net cash provided by (used in) investing activities	(1,096)	1,451

Cash flows from financing activities
Payments on line of credit	(23,257)	(22,323)
Proceeds from line of credit	24,423	25,341
Issuance of long-term debt	—	—
Payments on long-term debt	(859)	(791)
Proceeds from the exercise of common stock options	—	—
Redemption of common stock	—	(48)

Net cash (used in) provided by financing activities	307	2,179

Effect of exchange rate changes on cash	5	(50)

Net decrease in cash and cash equivalents	(699)	(424)

Cash and cash equivalents at beginning of year	1,617	2,524

Cash and cash equivalents at end of year	$918	$2,100

5

Pioneer Surgical Technology, Inc. and Subsidiaries

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

Six months ended June 30,

(In thousands, except share data)

	2013	2012
Supplemental cash flow information
Cash paid for
Interest	$245	$317
Income taxes, net	288	33

Supplemental disclosures of non-cash investing and financing activities
The Company increased the carrying amount of preferred stock subject to redemption by an aggregate of $0 and $10,360 during the six months ended June 30, 2013 and 2012, respectively.
The Company decreased the carrying amount of common stock subject to redemption by an aggregate of $0 during the six months ended June 30, 2013 and 2012.
The Company repurchased -0- and 167,112 shares of common stock in lieu of repayment of a stockholder note receivable and accrued interest of $0 and $170 during June 30, 2013 and 2012, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

6

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2013 and 2012

(In thousands, except share data)

NOTE A - DESCRIPTION OF BUSINESS

Pioneer Surgical Technology, Inc. and Subsidiaries (together, the Company) are engaged in the business of developing, manufacturing and distributing spine, biologics, orthopedics and cardio-thoracic products. The Company is headquartered in Marquette, Michigan, and has production, research, marketing and engineering offices in the United States of America (U.S.), a sales and distribution office in The Netherlands and a sales office in Germany.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Pioneer Surgical Technology, Inc. and its wholly owned subsidiaries, Pioneer Surgical Orthobiologics, Inc.; Angstrom Acquisition Corp. II; Pioneer Surgical Technology Holdings Luxembourg S.à.r.l.; Pioneer Surgical Technology Australia PTY; Pioneer Surgical Technology Ireland Limited; Pioneer Surgical Technology BV and Pioneer Surgical Technology Deutschland GmbH. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The following amounts, among others, presented in the financial statements are subject to management estimates: allowances for uncollectible receivables, inventory provisions, self-funded insurance liabilities, deferred income tax asset valuation allowances, income tax reserves, deferred revenue and share-based compensation expense. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company is potentially subject to credit risk in connection with its accounts receivable. The Company has a credit policy and performs ongoing credit evaluations of its customers. The Company does not generally require collateral or other security and maintains an allowance for potential credit losses.

The Company maintains its cash balances at various financial institutions. The cash in the Company’s U.S. banks that is interest bearing was insured by the Federal Deposit Insurance Corporation up to $250 and non-interest bearing accounts were fully insured during the six months ended June 30, 2013 and 2012. At times, deposits in these institutions exceed the amount of insurance provided on such deposits. The Company has not experienced any losses in such accounts and believes that it is not exposed to any significant risk on these balances.

7

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

The Company also had cash equivalents in foreign bank accounts at June 30, 2013 and December 31, 2012. If the Company decides to repatriate the cash in foreign bank accounts, it may experience difficulty in repatriating this cash in a timely manner. The Company may also be exposed to foreign currency fluctuations and taxes if it repatriates these funds. The Company’s cash in its foreign bank accounts is not insured.

Sources of Supply

Certain of the Company’s raw materials and purchased components are supplied by single sources due to technology, price, quality or other considerations. Some of these single-sourced components are manufactured to the Company’s design and specifications. Most of these items, however, may be sourced from other suppliers, often after a qualification process. Sourcing from alternative suppliers, in some cases, may require additional product design to accommodate variations from the original components. In the event the Company’s supply of critical raw materials or components was to be interrupted due to the time required to qualify materials or components, or modify product designs, the Company’s ability to manufacture the related product in the desired quantities and in a timely manner could be adversely affected. The Company mitigates these risks by working closely with key suppliers to coordinate product plans and the transition to replacement components for critical parts.

Cash and Cash Equivalents

The Company considers highly liquid investments with original maturities of 90 days or less to be cash equivalents. Cash equivalents are stated at market value, which approximates cost. The Company’s cash equivalents are primarily invested in money market funds.

Short-term Investments

Short-term investments are investments with an original maturity greater than 90 days and less than one year and long-term investments maturing within 12 months of year-end. The Company carries the investments at cost. The Company’s short-term investments are primarily invested in certificates of deposit.

Long-term Investments

Long-term investments are investments with an original maturity greater than one year. The Company carries the investments at cost. The Company’s long-term investments are primarily invested in certificates of deposit.

8

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Accounts Receivable

The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. Accounts receivable are stated at net invoice amounts. The Company maintains an allowance for uncollectible amounts. This allowance is an estimate and is regularly evaluated by the Company for adequacy by considering factors such as past experience, credit quality of the customer base, age of the receivable balances (both individually and in the aggregate) and current economic conditions that may affect a customer’s ability to pay. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible. Allowances for uncollectible amounts attributed to bad debts are recorded in general and administrative expenses in the accompanying consolidated statements of comprehensive income. If the financial condition of the Company’s customers was to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. A rollforward of the allowance for uncollectible amounts is as follows:

	2013	2012

Balance as of January 1,	$612	$588
Provision	125	189
Write-offs	—	(137)

Balance as of June 30,	$737	$640

Inventory

Inventory, including consigned finished goods, is stated at the lower of cost or market, with cost determined using the first-in, first-out method. The Company’s evaluation of inventories for obsolescence and excess quantities includes analyses of inventory levels, including consigned finished goods, historical loss trends, expected product lives, product at risk of expiration, sales levels by product and projections of future sales demand. Current products and related inventories may require additional provisions based on changes in market demand or introduction of competing technologies. Increases in the provision for excess and obsolete inventory result in a corresponding expense to cost of sales in the accompanying consolidated statements of comprehensive income. The Company reduces excess and obsolete provisions for products no longer requiring reserves at the time product is sold or otherwise disposed of. Consigned finished goods are included in inventory until revenue is recognized as described in note B.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost and depreciated utilizing the straight-line method over the estimated useful lives of the respective assets. The cost for purchased software includes the cost of development and implementation. Leasehold improvements are amortized over the shorter of the useful life of the assets or term of the lease. Repairs and maintenance are expensed as incurred.

Surgical Instruments

Surgical instruments are handheld devices used by surgeons during implant procedures. The Company retains title to the surgical instruments, which are recorded within property, plant and equipment at cost less accumulated depreciation. Depreciation is computed using the straight-line method based on an estimated useful life of three years. Depreciation for instruments is included in selling and marketing expenses in the accompanying consolidated statements of comprehensive income.

Intangible Assets

Intangible assets include license agreements and patent rights. Intangible assets are amortized over the estimated useful life on a straight-line basis. At the time of acquisition, the asset life is estimated based on the term of the license agreement, patent life or market exclusivity of the asset and an assessment of future sales and profitability of the asset.

9

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Impairment of Long-lived Assets

Long-lived assets, which include property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for impairment, the Company first compares undiscounted cash flows expected to be generated by an asset group to the carrying amount of the assets. If the carrying amounts of the long-lived assets were not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying amount of individual assets exceeds their fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values or third-party independent appraisals as considered necessary. There was no impairment of long-lived assets during the six months ended June 30, 2013 and 2012.

Derivative Instruments

The Company has entered into interest rate swaps in connection with certain debt financing to enhance the predictability of the related expense and cash flows, and has elected to forgo the documentation required to obtain hedge accounting. All of the Company’s derivative instruments are recorded on the consolidated balance sheets as either an asset or a liability and measured at fair value. The changes in the derivatives’ fair values are recognized as interest expense or interest income in the accompanying consolidated statements of comprehensive income.

In connection with the Company’s Series B preferred stock (Series B) issuance, the Company was required to bifurcate an embedded derivative and account for it as a bundled derivative instrument as described in note N.

Stock Subject to Conditional Redemption Rights

Certain of the Company’s common shares and, prior to September 13, 2012, the Company’s Series A preferred stock (Series A) and Series B are subject to conditional redemption rights that are outside the control of the Company. The Company has elected to account for conditionally redeemable equity instruments within mezzanine equity in the accompanying consolidated balance sheets. For common shares subject to conditional redemption rights that are probable of being met, the Company records the carrying amount of the shares at their redemption price at each year-end. Changes in the carrying amounts of preferred and common shares recorded in mezzanine equity are treated in the same manner as dividends on non-redeemable stock. See note M for the treatment of the Series A and Series B after September 13, 2012.

Foreign Currency Translation

The euro is the functional currency of Pioneer Surgical Technology BV, Pioneer Surgical Technology Deutschland GmbH and Pioneer Surgical Technology Holdings Luxembourg S.à.r.l., the Company’s wholly owned European subsidiaries. Assets and liabilities of these subsidiaries are translated into U.S. dollars at the rate of exchange in effect at the close of the period. Income and expenses are translated at an average rate of exchange for the year. The aggregate effect of translating the consolidated financial statements is included in accumulated other comprehensive income in the accompanying consolidated statements of stockholders’ equity. Foreign currency transaction gains and losses are included in other expense in the accompanying consolidated statements of comprehensive income. The aggregate transaction loss was $358 and $575 during the six months ended June 30, 2013 and 2012, respectively.

10

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Other Comprehensive Income

Foreign currency translation adjustments are reported as a direct adjustment to equity in the consolidated balance sheets. Foreign currency translation adjustments of $67 and $147 as of June 30, 2013 and 2012, respectively, along with net income, are considered components of comprehensive income. The currency translation adjustment is not adjusted for income taxes. Comprehensive income was $(548) and $107 for the six months ended June 30, 2013 and 2012, respectively.

Revenue Recognition and Cost of Sales

The Company sells a significant portion of its products directly to original equipment manufacturers and through third-party distributors to health care facilities. In limited circumstances, the Company will sell directly to health care facilities. Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists; shipment or delivery has occurred, based on the sales terms; the sales price is fixed or determinable; and collectability is reasonably assured. Sales directly to other companies are recognized when title and risk of ownership have been transferred, which are upon shipment or delivery to the customer.

A significant amount of inventory is held on consignment within the third-party distributor network by distributor field representatives, with the Company retaining risk of inventory ownership. Distributors are representatives of the Company and are aware of consignment inventory sales because a distributor is generally present at the time the product is implanted in a patient. Consignment inventory sales are recognized when the Company receives notification via a delivered order form that a product has been used or implanted. The Company is responsible for establishing pricing and retains accounts receivable collection risk. Distributor commissions are determined through distributor agreements, and such commissions are recognized as a selling cost.

The Company also has inventory held on consignment with one customer. The Company retains risk of inventory ownership, and sales are recognized monthly based on usage.

The Company has revenue related to research and development projects contingent on the achievement of certain milestones. Revenue is recognized in the period the milestone is achieved if the revenue was related to the Company’s performance to achieve the milestone, relates solely to past performance, and is reasonable relative to all of the deliverables and payment terms within the arrangement. The amount of revenue recognized based on the achievement of milestones during the six months ended June 30, 2013 and 2012, was not material to the Company’s consolidated financial statements.

Cash collected in excess of revenue recognized is recorded as deferred revenue within other liabilities in the accompanying consolidated balance sheets.

Revenue recognition terms are consistent for both domestic and international sales. All sales are recorded net of any trade or volume discounts. There are no material prompt payment discounts offered. Products sold to hospitals are either implanted or one-time use medical devices and are not subject to return. Products sold through resellers are subject to return, and as such, an allowance is maintained for returns.

The Company has significant revenues and receivable balances with individual customers. During the six months ended June 30, 2013, sales to one customer represented 21% of the Company’s total net sales and 12% of accounts receivable. During the six months ended June 30, 2012, sales to the same customer represented 20% of the Company’s total net sales and 12% of accounts receivable. Collection terms for these customers are net 30 days.

11

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and, therefore, are excluded from net sales in the accompanying consolidated statements of comprehensive income. Shipping and handling costs billed to customers for the delivery of finished goods are not significant and are recorded in net sales in the accompanying consolidated statements of comprehensive income. These costs are recorded within cost of sales in the accompanying consolidated statements of comprehensive income as they are incurred. Cost of sales in the accompanying consolidated statements of comprehensive income, consisting primarily of raw materials, components, direct labor and manufacturing overhead, is recognized in the same period in which the related revenue is recognized.

Net sales were made to customers in the following geographic regions during the six months ended June 30,:

	2013	2012

North America	$38,972	$39,356
Europe, Middle East and Africa	2,677	2,727
Asia	356	1,647
Australia	108	397

Total	$42,113	$44,127

Income Taxes

The Company accounts for income taxes under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a valuation allowance to reduce deferred tax assets when the amount of expected future taxable income is not likely to support the use of the deduction or credit.

The Company recognizes the benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Interest and penalties, if incurred, are recognized in the consolidated statements of comprehensive income.

Share-based Compensation

The Company measures and recognizes the cost of employee services received in exchange for equity instruments classified within equity based on the grant date fair value of those awards. Compensation cost for equity classified awards is recognized ratably using the straight-line attribution method over the expected vesting period, which is considered to be the requisite service period, based on awards ultimately expected to vest, and is reduced for estimated forfeitures of unvested awards.

12

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

For purposes of calculating share-based compensation, the Company estimates the fair value of stock options using a Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including volatility, expected life, interest rates and dividends.

The Company records expense for all stock options granted to non-employees who are not directors in an amount equal to the estimated fair value at the earlier of the performance commitment date or the date at which performance is complete, determined using the Black-Scholes option pricing model. The expense is recognized ratably over the vesting period.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the six months ended June 30, 2013 and 2012 was $21 and $40, respectively.

Research and Development

Research and development expenditures are charged to expense as incurred and include the costs to design, develop, test, deploy and enhance products. Research and development expense in the accompanying consolidated statements of comprehensive income also includes the cost of acquired in-process research and development (IPR&D), clinical trials and obtaining regulatory approval for products.

IPR&D

Payments for the acquisition of products that are under development or are not approved by the Food and Drug Administration (FDA) for marketing, and have not reached technical feasibility or have no foreseeable alternative future uses, are expensed as research and development or acquired IPR&D.

IPR&D acquired in a business combination is capitalized at fair value as an indefinite-lived intangible asset until completion of the IPR&D project or abandonment. Upon completion of the project, acquired IPR&D assets are amortized over the estimated useful life. If the IPR&D project was abandoned, the related assets would be impaired and written down to the remaining fair value. IPR&D acquired in an asset purchase is expensed immediately. For the six months ended June 30, 2013 and 2012, no IPR&D was capitalized and there were no impairments or withdrawals.

13

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE C - INVENTORIES, NET

Inventories, net consisted of the following:

	June 30, 2013	December 31, 2012

Raw materials	$1,494	$1,589
Work in process	7,581	7,943
Finished goods	7,537	7,759
Consigned inventory	11,996	11,884

Total	$28,608	$29,175

As of June 30, 2013 and 2012, the Company had an inventory allowance related to excess and obsolete inventory of $6,309 and $4,962, respectively.

14

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are summarized as follows:

	June 30, 2013	December 31, 2012	Depreciable life (years)

Land	$284	$284
Land improvements	354	354	20
Buildings	9,504	9,504	39
Machinery and equipment	16,559	16,065	3 - 10
Furniture and fixtures	2,208	2,190	3 - 10
Computer equipment and software	3,939	4,000	3 - 5
Surgical instrumentation	11,503	11,554	3
Construction in progress	659	572

Total property, plant and equipment	45,010	44,523

Accumulated depreciation	(28,927)	(27,471)

Property, plant and equipment, net	$16,083	$17,052

Total depreciation expense related to property, plant and equipment was $942 and $1,104 during the six months ended June 30, 2013 and 2012, respectively. The depreciation expense for property, plant and equipment under a capital lease was $25 and $19 during the six months ended June 30, 2013 and 2012, respectively. The cost of property, plant and equipment under capital lease totaled $255 as of June 30, 2013 and December 31, 2012, respectively. Accumulated depreciation related to property, plant and equipment under capital lease totaled $101 and $75 as of June 30, 2013 and December 31, 2012, respectively. Depreciation expense for surgical instrumentation was $1,446 and $1,532 during the six months ended June 30, 2013 and 2012, respectively.

Disposal of fixed assets during the six months ended June 30, 2013 and 2012 resulted in a loss of $187 and $330, respectively. The losses were recorded as operating expenses.

As of June 30, 2013 and December 31, 2012, the Company had net property, plant and equipment of $637 and $541, respectively, located in foreign jurisdictions.

15

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE E - INTANGIBLE ASSETS

The following tables provide the gross and net amounts of intangible assets:

	June 30, 2013
	License agreement	Patent rights	Total

Original cost	$1,170	$1,554	$2,724
Less accumulated amortization/write-offs	(322)	(898)	(1,220)

Net intangible assets	$848	$656	$1,504

	December 31, 2012
	License agreement	Patent rights	Total

Original cost	$1,170	$1,269	$2,439
Less accumulated amortization/write-offs	(264)	(871)	(1,135)

Net intangible assets	$906	$398	$1,304

During the six months ended June 30, 2013, the Company capitalized costs incurred to obtain patents, including attorney fees and registration fees directly related to securing a patent. These costs are being amortized over the remaining amortizable life of the patent, which has been determined to be 10 years.

Amortization expense was $86 and $64 for the six months ended June 30, 2013 and 2012, respectively.

At June 30, 2013, the expected future amortization expense for intangible assets is as follows:

2013	$95
2014	190
2015	190
2016	190
2017	190
2018	190
Thereafter	459

Total	$1,504

16

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE F - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following:

	June 30, 2013	December 31, 2012

Accrued payroll	$2,344	$5,006
Commissions payable	1,327	1,855
Accrued vacation	873	674
Deferred revenue	277	272
Accrued royalties	167	247
Income taxes payable	35	55
Accrued discounts	146	38
Other current liabilities	2,048	179

Total accrued expenses and other current liabilities	$7,217	$8,326

NOTE G - LINE-OF-CREDIT FACILITY

In October 2012, the Company entered into a new credit agreement that has a capacity of $15,000, with available credit of $11,643 at June 30, 2013, and carries an interest rate of 2.25% above the one-month London Interbank Offered Rate (LIBOR) (effective rate of 2.45% at June 30, 2013). This agreement expires on October 31, 2014, and is collateralized by substantially all of the Company’s assets. The Company had a similar agreement with a capacity of $15,000 at December 31, 2012. Balances outstanding were $3,357 and $2,192 as of June 30, 2013 and December 31, 2012, respectively.

Under the terms of the current agreement, the Company must maintain certain financial ratios, including a debt service coverage ratio and net funded debt to earnings before interest, taxes, depreciation and amortization and limit its capital expenditures as well as other enumerated restrictions, which, if not met, can result in an event of default. A default that remains uncured or is not waived by the bank may result in immediate repayment of the debt. The Company was in compliance with all financial ratio covenants at June 30, 2013. In June 2013, the bank waived the Company’s events of default under the covenants of the loan agreement regarding providing timely GAAP financial statements.

17

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE H - LONG-TERM DEBT

Long-term debt consisted of the following:

	June 30, 2013	December 31, 2012
Term loan dated October 31, 2012, with an interest rate of 2.50% above the 30-day LIBOR, collateralized by substantially all assets, due in monthly installments of $167 plus interest through November 2017, effective rate of 2.70% at June 30, 2013.	$9,000	$9,833

Leases and loans payable in monthly installments of $1 to $2 expiring from November 2013 through February 2017, with interest at 1.49% to 2.85%, collateralized by specific equipment.	157	184

Total	9,157	10,017

Less current maturities	(2,051)	(2,051)

Long-term debt	$7,106	$7,966

At June 30, 2013 future contractual maturities of long-term debt outstanding, including capital leases, were as follows:

2013	$1,192
2014	2,050
2015	2,044
2016	2,032
2017	1,839
Thereafter	—

Total	$9,157

Based on the borrowing rates currently available to the Company for loans with similar terms and average maturities, the fair value of long-term debt (exclusive of leases), including current maturities, as of June 30, 2013, approximated the carrying amount.

For financial statement purposes, the present values of the net minimum lease payments have been capitalized and are being amortized over the useful lives of the assets to which they relate, and are included in property, plant and equipment in the accompanying consolidated balance sheets. The present values of net minimum lease payments are included in long-term debt in the accompanying consolidated balance sheets.

18

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE I - INTEREST RATE SWAPS

In 2002, the Company entered into an interest rate swap agreement with an original notional amount of $3,000 that matured on August 31, 2012, when the notional amount was $350. This swap converted the variable rate of the 1.50% over the Municipal Swap Index to a fixed rate of 0.10%. In 2007, the Company entered into another interest rate swap agreement with an original notional amount of $6,797 that matures on August 1, 2019. The notional amount of this swap at June 30, 2013, was $3,540. This swap converts a variable rate of 1.25% over LIBOR to a fixed rate of 5.90%. The Company entered into these swaps to manage variable interest rate cash flows associated with long-term variable rate debt obligations. The notional amounts decline over the period of the agreements as the associated debt is repaid. The Company made an election not to document the hedge accounting relationship and ongoing effectiveness and ineffectiveness testing that are required for the Company to apply hedge accounting. Accordingly, changes in fair value of the arrangements are recognized within interest expense in the accompanying consolidated statements of comprehensive income. The fair value of the Company’s obligation on interest rate swaps was $512 and $668 as of June 30, 2013 and December 31, 2012, respectively. These balances have been included in other long-term liabilities in the accompanying consolidated balance sheets.

NOTE J - LEASES

The Company has non-cancelable operating leases for office space that expire over the next three years.

Minimum rent payments under operating leases are recognized on a straight-line basis over the terms of the leases, including any periods of free rent. Rental expense for operating leases (except those with lease terms of one month or less that were not renewed) during the six months ended June 30, 2013 and 2012 was $561 and $458, respectively.

19

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Future minimum lease payments under capital leases and non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2013, were as follows:

	Capital leases	Operating leases

2013	$27	$607
2014	52	861
2015	45	384
2016	32	57
2017	5	—
Thereafter	—	—

Total minimum lease payments	161	$1,909

Less amounts representing interest	(4)

Present value of net minimum lease payments	$157

NOTE K - FAIR VALUE OF MEASUREMENTS

The Company’s financial instruments include cash and cash equivalents, investments, accounts receivable, accounts payable, line credit, debt and interest rate swap. The carrying values of these financial instruments approximate their estimated fair values based on the attributes of the instruments or their quoted prices unless stated. The fair values of the Company’s borrowings under its variable-rate agreements approximate their fair values unless stated. The fair value of the debt and interest rate swap reflect the market values for similar obligations considering their maturities, credit quality and market interest rates. The Company has recorded the interest rate swap on the accompanying consolidated balance sheet at fair value. Changes in fair value are recorded as interest expense in the accompanying consolidated statements of comprehensive income.

The authoritative guidance for fair value measurements defines fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. The authoritative guidance establishes a valuation hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs market participants would use in valuing the asset or liability and developed based on independent market data sources. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors market participants would use in valuing the asset or liability and developed based on the best information available. This valuation hierarchy prioritizes the inputs into three broad levels as follows:

Level 1 - Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

20

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Level 2 - Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 - Inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

The fair value authoritative guidance applies to certain financial assets and liabilities that are measured at fair value on a recurring basis. For the Company, financial liabilities include interest rate swaps and the bundled derivative associated with the Series B preferred stock.

The following tables provide the assets and liabilities carried at fair value measured on a recurring basis:

	June 30, 2013
	Level 1	Level 2	Level 3	Total
Liabilities
Interest rate swap	$—	$512	$—	$512

	December 31, 2012
	Level 1	Level 2	Level 3	Total
Liabilities
Interest rate swaps	$—	$668	$—	$668

The valuation techniques used to determine market value were as follows:

•	Interest rate swaps were valued using models that use readily observable market data as their basis.

•

In 2011, to determine the value of the bundled derivative, a valuation of the Company was performed, employing both discounted cash flow and market comparability techniques. Those values were then allocated to the various equity components. The value assigned to Series B was further allocated to the stock component based on the fair market value of the equity component plus accrued dividends, with the remainder deemed to be the bundled derivative value. As of September 13, 2012, the embedded derivative was no longer required to be bifurcated from the Series B. See note M for further discussion.

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2013 and 2012.

21

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

The following table presents the Company’s activity for the liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	2013	2012

Balance as of January 1,	$—	$10,336

Total realized and unrealized gains
Included in earnings(1)	—	(1,017)
Included in other comprehensive income	—	—
Purchases, issuances and settlements, net	—	—
Transfers in/out of Level 3, net	—	—

Balance as of June 30,	$—	$9,319

Gain recorded in earnings for Level 3 assets still held at June 30,	$—	$1,017

(1)	Amounts are included in gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income.

NOTE L - INCOME TAXES

The Company expects its deferred tax assets of $9,498, net of the valuation allowance at June 30, 2013 of $0, to be realized through the generation of future taxable income and the reversal of existing taxable temporary differences.

The Company’s realization of the net deferred tax assets is dependent upon the ability to generate sufficient taxable income in future periods. The valuation allowance takes into consideration management’s estimate of future profitability and the likelihood and timing of the utilization of deferred tax assets.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company assesses the realizability of deferred tax assets at the end of each reporting period. These assessments generally consider several factors, including the reversal of existing taxable temporary differences, projected future taxable income and potential tax planning strategies.

The Company has not recorded valuation allowances at both June 30, 2013 and December 31, 2012, which took into consideration management’s estimate of future profitability and the likelihood and timing of the utilization of the deferred tax assets.

On January 2, 2013 the American Taxpayer Relief Act of 2012 (“ATRA”) was signed into law. The ATRA retroactively extended the research tax credit to the beginning of 2012 through 2013. Under ASC (“Accounting Standards Codification”) 740, Accounting for Income Taxes, the effects of the tax legislation are recognized upon enactment. Therefore, the Company recognized the tax benefit during the first quarter of 2013.

Net deferred tax assets and liabilities consisted of the following components:

	2013	2012
Deferred tax assets liabilities
Allowance for doubtful accounts	$229	$222
Inventory	1,284	3,051
Machinery and equipment	280	140
Intangibles	303	452
Share-based compensation	1,647	1,509
Contributions subject to income limitation	—	171
Vacation and deferred compensation	1,181	1,163
Interest rate swap derivative	244	273
Accrued discount	14	112
Net operating loss carryforwards	1,116	218
Research and development credit carryforward	2,096	1,760
State credit carryforward	—	22
Unrealized currency gain (loss)	—	—
Instruments	—	15
AMT credit carryforward	312	313
Deferred revenue	324	—
Other	468	—

Gross deferred tax assets	9,498	9,421

Gain (loss) on sale of fixed assets	—	—
Other	—	(23)

Gross deferred tax liabilities	—	(23)

Net deferred tax assets before valuation allowance	9,498	9,398

Less valuation allowance	—	(9,398)

Net deferred tax assets	$9,498	$—

22

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE M - 2012 AMENDMENT TO THE ARTICLES OF INCORPORATION

On September 13, 2012, the Company amended its Articles of Incorporation. This amendment eliminated the preferred stock redemption rights and liquidation preference, which changed the classification of the preferred stock from the mezzanine section to the stockholders’ equity section of the consolidated balance sheets and eliminated the requirement to account for the Series B embedded derivative separately from the Series B preferred stock. As a result, the embedded derivative was marked to the market value at September 13, 2012, with the change reflected as a gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income. The value of $8,906 was reclassified from current liabilities to stockholders’ equity on the consolidated balance sheets with the Series B preferred stock.

The September 13, 2012 amendment further allows holders of preferred stock to redeem such shares at the time of a liquidation, dissolution or winding up of the Company, either voluntary or involuntary, or at the time of a deemed liquidation event and are entitled to proceeds based on the distribution set forth within the amendment. The preferred stock may be converted into shares of common stock at any time at the option of the holder. The conversion is computed by multiplying the number of shares by 8.16817 for each share of Series A and 7.79919 for each share of Series B. Preferred voting rights are on an as converted basis utilizing this conversion calculation.

See note N for further discussion of the terms of the preferred stock.

NOTE N - SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK

In 2006 and 2008, the Company issued 7,519,706 shares of Series A for gross proceeds of $30,500, including issuance costs of $1,734, and 4,619,565 shares of Series B for gross proceeds of $17,000, including issuance costs of $1,078, respectively. The following is a summary of the terms of the preferred stock:

Ranking

Series A and Series B rank senior to the Company’s common stock with respect to payment of dividends upon the Company’s liquidation, dissolution or winding down. While any shares of preferred stock are outstanding, the Company cannot authorize or issue any class or series of stock that ranks senior to or in parity with the preferred stock as to dividends or upon liquidation, dissolution or winding down without the consent of the holders of 70% of the outstanding shares of preferred stock.

Dividends

Preferred stockholders are entitled to receive dividends when, as and if declared by the board of directors. The preferred stock does not have a stated dividend rate. No dividends were declared or paid for the six months ended June 30, 2012 and 2013.

Market Value and Classification

As mentioned in note M, subsequent to September 13, 2012, the Series A and B are classified in the stockholders’ equity section of the consolidated balance sheets.

23

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Prior to September 13, 2012, holders of preferred stock could redeem such shares at their sole discretion at any time after the earlier to occur of (1) the closing of an underwritten initial public offering (IPO) of shares of common stock where net proceeds are less than $60,000 and the per share price is less than $9.00 (a non-qualified public offering) or (2) December 15, 2012. The redemption price was equal to the greater of (a) the original issue price for such shares for Series A and 1.5 times the original issue price for Series B or (b) the fair market value of such shares at the time of redemption as determined by an appraisal. Because the redemption was not mandatory, the preferred stock was not required to be classified as a liability, but rather was classified in the mezzanine section of the consolidated balance sheets.

Series A

The fair market value of Series A was $74,520 as of June 30, 2013 and December 31, 2012, which was determined by a third-party valuation firm. Prior to September 13, 2012, the excess of the fair market value of Series A over the original issuance price of $30,500 was being accreted to the redemption value using the effective-interest method. Changes in the estimated redemption value of Series A were prospectively reflected in the accretion calculation.

Prior to September 13, 2012, issuance costs associated with Series A were reflected as a reduction in the carrying amount of Series A and were amortized using the effective-interest method. After the reclassification of the Series A from mezzanine equity to shareholders’ equity on the consolidated balance sheets, the issuance costs are no longer being amortized. For the six months ended June 30, 2013 and 2012, the Company recognized Series A accretion of $0 and $4,771, respectively, in the accompanying consolidated statements of stockholders’ equity for accretion to redemption value and amortization of issuance costs.

Series B

Series B was initially recorded at its issuance price, net of issuance costs of $1,078, and less the amount allocated to the embedded derivative. Prior to September 13, 2012, the Series B conversion feature and the conditional redemption rights upon a liquidation event or a non-qualified public offering are an embedded bundled derivative to be accounted for separately from Series B. The aggregate fair market value of Series B and the embedded bundled derivative was $43,710 as of June 30, 2013 and December 31, 2012, respectively.

Prior to September 13, 2012, changes to the recorded fair value of the bundled derivative were reflected as a gain on embedded Series B derivative in the accompanying consolidated statements of comprehensive income. The decrease in the fair value for the six months ended June 30, 2013 and 2012 was $0 and $1,017, respectively.

Prior to September 13, 2012, issuance costs associated with Series B were reflected as a reduction in the carrying amount of Series B and were amortized using the effective-interest method. Allocation of a portion of the Series B proceeds to the embedded derivative was being accreted to the Series B redemption value using the effective-interest method. Accretion recorded during the six months ended June 30, 2013 and 2012 for Series B was $0 and $5,589, respectively.

Liquidation Preference

Prior to September 13, 2012, in the event of any liquidation of the Company, the holders of preferred stock were entitled to receive, in preference to the holders of any other class of stock, an amount equal to the purchase price paid for such preferred stock plus 12% compounded per annum and any accrued or declared

24

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

but unpaid dividends (the Preference Amount). In addition, the holders of Series B received a premium of 50% of the original purchase price. Liquidation includes the dissolution or winding down of the Company, the sale of the Company, or the merger or consolidation of the Company.

Prior to September 13, 2012, the holders of preferred stock also had participation rights on an as-if converted pro rata basis with common stockholders in the Company’s net assets in the event of any liquidation after satisfaction of all liabilities and full payment of the Preference Amount. In no event would the aggregate amount paid to the holders of Series A exceed the greater of the purchase price for such shares multiplied by 300%, or the amount to which the holders of Series A would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation. The Series B stockholders were entitled to receive no more than 375% of the purchase price for such shares, or the amount to which the holders of Series B would have been entitled had all such shares been converted to shares of common stock immediately prior to such liquidation.

After September 13, 2012, in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, or any deemed liquidation event, the holders of preferred stock are entitled to proceeds based on the distribution set forth in the amended Articles of Incorporation.

Voting Rights

The Company is prohibited from taking the following actions without approval by 70% of the holders of preferred stock, entitled to vote as a separate class: liquidation, dissolution and wind-up; amendments to the Company’s articles of incorporation or bylaws; authorization or issuance of additional equity securities; declare or pay dividends or distributions; make provisions to purchase, redeem or retire equity securities; enter into agreements with related or affiliated parties; incur indebtedness in excess of $5,000 in the aggregate; acquire or enter into any agreement to acquire the assets or capital stock of any entity having a value of more than $5,000; and increase or decrease the number of directors constituting the board. In regards to all other Company actions requiring stockholder approval, each share of preferred stock issued and outstanding is entitled to the number of votes equal to the number of shares of common stock into which it is convertible.

Conversion Rights

Prior to September 13, 2012, the preferred stock would be converted into shares of common stock at any time at the option of a holder or automatically in the event of a qualified public offering, as defined below. The number of shares of common stock into which preferred stock would be converted would be determined by dividing the purchase price of the preferred stock being converted by the then-applicable conversion price. The preferred stock conversion was subject to adjustment for stock splits, combinations and like occurrences. Furthermore, the preferred stock conversion was subject to antidilution adjustments for any subsequent equity offerings or equity-related financing at a purchase price less than the conversion price then in effect for the preferred stock. The antidilution rights through June 15, 2010, required adjustment of the conversion price to the per share amount of any triggering financings. After June 15, 2010, the determination of the new conversion price upon a triggering financing was based on a weighted-average formula.

Prior to September 13, 2012, all outstanding shares of preferred stock would be converted automatically into shares of common stock, at the then-applicable conversion rate, in the event of the closing of an underwritten IPO of shares of common stock of the Company (adjusted as required to reflect changes in the conversion price for preferred stock, stock splits, dividends, combinations and other similar events), resulting

25

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

in net aggregate proceeds to the Company of at least $60,000 and a per share price of at least $9.00 (a qualified public offering). If the Company completed an underwritten IPO of shares of common stock at a per share price of less than three times the preferred stock conversion price then in effect, the conversion price would automatically be reduced to one-third of the price per share of common stock.

After September 13, 2012, the preferred stock may be converted into shares of common stock on an as converted basis at any time at the option of a holder. The conversion is computed by multiplying the number of shares by 8.16817 for each share of Series A and 7.79919 for each share of Series B.

NOTE O - COMMON STOCK

Authorized Shares

Historically, the Company has entered into various agreements with common stockholders and option holders that contain defined redemption rights for the holders and mandatory or optional repurchase obligations/rights for the Company. By the end of 2011, all but one of these agreements had been terminated.

Shares Classified as Mezzanine Equity

As of June 30, 2013 and December 31, 2012, agreements between the Company and one stockholder underlying 255,000 shares affected the transfers of such shares, including a mandatory requirement for the Company to repurchase the shares upon a stockholder’s death or felonious conviction. Because these requirements are outside the control of the Company, common shares subject to these arrangements are classified as mezzanine equity.

A significant stockholder and former member of senior management holds 2,250,000 shares of restricted common stock. The restricted shares cannot be sold or transferred to any third party. Compensation expense associated with these restricted shares is subject to variable accounting adjustments through the vesting dates, reflecting changes in the value of the Company’s common stock. At June 30, 2013, there is no unrecognized compensation expense.

A stockholder who provides consulting services and is a former member of the Company’s board of directors holds 1,200,000 shares of common stock, which are subject to forfeiture. Unrecognized compensation expense for these awards was a credit of $351 at June 30, 2013, due to amounts expensed in prior years exceeding the current value of the related shares, and is being amortized over half a year based on the contractual end date. Compensation expense is subject to variable accounting adjustments through the vesting date, reflecting changes in the value of the Company’s common stock.

A member of senior management holds 25,000 shares of restricted stock units that vest upon the individual remaining employed with the Company for four continuous years. At June 30, 2013, there is no unrecognized compensation expense since these shares were fully vested.

26

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

Stock Options

The Company has stock options outstanding under the 1997 Stock Option Plan (the 1997 Plan), the 2007 Stock Option Plan (the 2007 Plan) and the Long-Term Incentive Plan (the LTIP). The 1997 Plan was succeeded by the 2007 Plan on January 1, 2007, and the 2007 Plan was superseded by the LTIP on January 1, 2009. There are 55,000 options outstanding under the 1997 Plan, 275,000 options outstanding under the 2007 Plan and 753,000 options outstanding under the LTIP as of June 30, 2013. The LTIP allows for the granting of stock options to the Company’s employees, directors and consultants for up to 4,855,993 shares of common stock, of which 4,095,993 shares were available for future grants as of June 30, 2013. Option awards are generally granted with an exercise price at least equal to the market price of the Company’s stock at the date of grant. For persons owning greater than 10% of the Company’s outstanding common stock, the exercise price of compensatory options must be at least 110% of fair market value at the grant date. The LTIP allows the compensation committee substantial flexibility in determining the terms of awards, interpreting the LTIP and modifying awards. Awards vest based on a variety of service periods and performance conditions and have contractual terms of up to 10 years.

Estimates of option fair values are based on a Black-Scholes option valuation model that uses the weighted-average assumptions noted in the following table. Since the Company does not have sufficient historical volatility data of its common stock, the expected volatility is based on the volatility of similar public companies. In choosing similar companies, the Company considers factors such as industry, stage of life cycle, size and financial leverage, and engages the assistance of an independent valuation firm to assist with the analysis. The expected term of all non-employee options granted is the contractual option term. The expected term for employee option grants is based on historical experience. The risk-free interest rate is based on the U.S. Treasury yield curve in effect for the expected term of the option at the time of the grant or other measurement date. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The Company uses historical termination behavior to support an estimated annual forfeiture rate of 5%.

There were no stock option grants during the six months ended June 30, 2013 and 2012.

Total share-based compensation expense included in net income was $(413) and 21 for the six months ended June 30, 2013 and 2012, respectively. There was no compensation cost capitalized as part of inventory and property, plant and equipment during the six months ended June 30, 2013 and 2012. Share-based compensation has been recorded as an increase to retained earnings in the accompanying consolidated balance sheets.

27

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

A summary of option activity for the six months ended June 30, 2013 and 2012, is presented below:

			Weighted-average
Options	Shares available for grant	Shares under options	Exercise price per share	Remaining contractual term (years)

Balance, January 1, 2013	3,838,493	1,442,135	$2.68	2.1

Granted	—	—	—
Exercised	—	—	—
Canceled	257,500	(359,135)	3.50

Balance, June 30, 2013	4,095,993	1,083,000	$2.41	2.2

At June 30, 2013 Vested or expected to vest		902,167	$2.24	2.3

Exercisable		743,416	$2.37	2.2

The following table summarizes unvested options for the six months ended June 30, 2013 and 2012:

	Shares	Weighted- average grant date fair value

Unvested at January 1, 2013	508,334	$0.24

Granted	—	—
Vested	(118,750)	0.34
Forfeited	(50,000)	0.00

Unvested at June 30, 2013	339,584	$0.23

As of June 30, 2013, there was $45 of unrecognized compensation expense related to 187,084 unvested employee common stock option awards. The remaining expense is expected to be recognized over a period of one to two years. As of June 30, 2013, there was no unrecognized compensation expense related to 152,500 unvested non-employee options.

As of June 30, 2013, options granted include 180,833 shares that are not expected to vest.

Stockholder Notes Receivable

Prior to May 5, 2009, pursuant to the Company’s 1997 Plan, the Company’s compensation committee granted the authority to accept notes payable to the Company from employees exercising options. Interest rates were at least equal to the applicable federal rate and the term could not exceed nine years. On May 5, 2009, the Company’s compensation committee withdrew that authority and notes no longer would be issued

28

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

for stock option exercises. Existing notes continue to be subject to the terms of the agreements under which they were issued. As a result of this modification, options that had not been previously exercised were subject to a final value measurement.

The Company had notes receivable as of June 30, 2013 and December 31, 2012, with a carrying amount of $844 and $820, respectively. The notes receivable are carried on the consolidated balance sheets as a contra equity account at face value plus accrued interest. Principal was added to the Company’s common stock account upon receipt of the note. Interest is accrued semiannually, resulting in an adjustment to common stock. Notes have a nine-year term, allow for prepayment and are issued at fixed interest rates ranging from 4.70% to 8.25%. The Company retains the stock certificates as collateral and has legal right to additional recourse; however, security rights are not perfected and the notes are accounted for as if non-recourse. During the six months ended June 30, 2013, no collateral shares were redeemed. During the six months ended June 30, 2012, 167,112 shares were redeemed for $170 of principal and interest. No compensation expense was recognized as the shares were redeemed in lieu of repayment of the stockholder notes. As of June 30, 2013 and December 31, 2012, 702,293 shares exercised with Company notes are included in these consolidated financial statements as outstanding shares of common stock, but are deemed still outstanding as options for the purpose of computing share-based compensation costs.

NOTE P - OTHER COMMITMENTS AND CONTINGENCIES

Royalty Arrangements

The Company has patent-related license agreements requiring royalty payments of between 1% and 20% of net sales of related products. Royalty expenses relating to the above agreements totaled $384 and $374 during the six months ended June 30, 2013 and 2012, respectively. As further described below, the Company also entered into royalty arrangements in connection with the Encelle, Inc. (Encelle) and Angstrom Medica, Inc. (Angstrom) acquisitions.

Angstrom

As part of the acquisition of Angstrom in 2007, the Company is required to pay future royalty payments of 1.5% and 3.0% of net sales for products using the acquired technology through October 2021. During the six months ended June 30, 2013 and 2012, royalty expenses related to this agreement were $58 and $51, respectively. Additional contingent common stock considerations still outstanding are as follows:

•	Common stock in the amount of 205,000 shares upon the Company submitting to the FDA an application for regulatory approval of Angstrom technology-based cement for induction in humans.

•	Common stock in the amount of 615,000 shares upon receipt of FDA approval of the previously described application.

Encelle

Under the terms of the 2007 acquisition agreement, there was no upfront consideration, but rather two contingent payments based on future commercial sales of spine and orthopedic-related products using the Encelle technology. The first commercial sales commenced in January 2009, thus obligating the Company to

29

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

pay the sum of 50% of net sales for the next 12 months. An additional payment was based on 50% of net sales for the 12 months starting in January 2011. During the six months ended June 30, 2013 and 2012, sales of products developed under this agreement resulted in royalties to the former owners of Encelle of $0 and $288, respectively.

Additionally, Encelle’s former owners were also entitled to the net proceeds of sales of non-spine applications, which represented $-0- in the six months ended June 30, 2013 and 2012.

The royalties related to both Angstrom and Encelle were included in costs of goods sold in the accompanying consolidated statements of comprehensive income since at the time of the acquisition the companies were considered in early stage research and development and the related technology was considered to have little value. The development to enhance the technology to become a commercially saleable product and business did not occur until after the acquisition and development of the technologies by the Company.

Purchase Commitments

The Company is committed to purchase materials for production over the next year at prevailing market prices. At June 30, 2013 and December 31, 2012, purchase order commitments to acquire materials used in production totaled $1,766 and $2,673 respectively.

Employee and Officer Termination Benefits

Employment agreements signed by 16 employees or officers require the Company to make severance payments of an amount equal to or greater than current salary over a period of six to 12 months if the employees or officers were terminated.

Litigation

Through the normal course of business, the Company has various legal claims and contingent matters outstanding. The Company believes that any ultimate liabilities arising from these actions will not have a material impact on the Company’s financial condition or results of operations. Litigation that could present a material impact if not decided in the Company’s favor includes the following:

Lanx, Inc. vs. Pioneer Surgical Technology, Inc.

On April 18, 2013, Lanx, Inc. (Lanx) filed a complaint in the District of Colorado alleging that the Company was infringing a specific patent issued to Lanx.

The Company has been engaged in confidential settlement negotiations with Lanx. The parties have exchanged respective offers, which have not been accepted by the other side. The parties are presently engaged in the early stages of the discovery phase of litigation. The Company denies that it has any liability in law or equity, and is prepared to vigorously defend itself. However, due to the Company’s strong defensive arguments, coupled with the cost and expense to both sides of litigating the case through trial, the Company believes it is probable that a negotiated resolution will be achieved. Based on information presently available to it, the Company’s reasonable estimate of its probable financial loss attributable to such negotiated resolution is $1,400 and $1,400 has therefore been accrued as of June 30, 2013.

NOTE Q - RETIREMENT PLAN

The Company maintains an Employee Retirement Income Security Act of 1974 safe harbor qualified retirement plan for substantially all employees established pursuant to IRC Section 401(k). Contributions are based on a partial match of employees’ contributions. The Company match is based on the amount of salary the employee elects to defer. For the first 3% of an employee’s salary that is deferred, the Company will match 100%. For the next 2% of an employee’s salary that is deferred, the Company will match 50%. The Company does not match deferral amounts in excess of 4% of an employee’s salary. The employer match was $331 and $351 for the six months ended June 30, 2013 and 2012, respectively.

30

Pioneer Surgical Technology, Inc. and Subsidiaries

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2013 and 2012

(In thousands, except share data)

NOTE R - RELATED-PARTY TRANSACTIONS

During the six months ended June 30, 2012, the Company redeemed 51,064 shares for $0.94 per share of common stock from a relative of the Company’s largest individual stockholder.

A former member of the board of directors has signed a consulting agreement that includes a 1% royalty payment on certain sales of products yet to be approved by the FDA, which he received payment of $5 aduring June 30, 2013 and 2012. The same former board member was a partial owner of Angstrom. He received 45,143 shares of Company common stock in connection with this transaction and will receive a pro rata amount, based on his former share ownership, of any future consideration paid to the Angstrom stockholders, of which $2 and $1 were paid during June 30, 2013 and 2012.

The Company has entered into a license agreement with its largest stockholder that requires royalty payments of 1% of net sales of the related product yet to be approved by the FDA, which he received payment of $7 and $6 during June 30, 2013 and 2012, respectively.

NOTE S - SUBSEQUENT EVENTS

On June 11, 2013, the Company entered into an Agreement and Plan of Merger with Rockets MI Corporation, a wholly owned subsidiary of RTI Biologics, Incorporated (RTI). Pursuant to the terms of the Merger Agreement, RTI paid $130 million, subject to certain adjustments, to acquire all of the Company’s outstanding stock. The transaction was completed on July 16, 2013.

The Company evaluated its June 30, 2013, unaudited consolidated interim financial statements for subsequent events through September 16, 2013, the date these unaudited consolidated interim financial statements were available to be issued. Except as described above and in Note P, there were no subsequent events that require disclosure or additional disclosures in these unaudited consolidated interim financial statements.

31

Exhibit 99.5

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2013

(In thousands)

	Historical
	RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments		Combined Pro Forma
			(see note 2)
Assets
Current Assets:
Cash and cash equivalents	$39,393	$918	$(23,659	) a,s	$16,652
Accounts receivable - net	21,938	12,300	—		34,238
Inventories - net	79,357	28,608	1,685	b	109,650
Prepaid and other current assets	6,467	838	116	c	7,421
Deferred tax assets - net	13,597	5,385	(5,385	) d	13,597
Refundable taxes	—	673	—		673

Total current assets	160,752	48,722	(27,243)		182,231
Property, plant and equipment - net	51,350	16,083	—		67,433
Deferred tax assets - net	9,428	4,113	(4,113	) d	9,428
Goodwill	2,062	—	53,331	r	55,393
Other intangible assets - net	12,798	1,504	26,496	e	40,798
Other assets - net	638	228	13,464	c,f	14,330

Total assets	$237,028	$70,650	$61,935		$369,613

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$13,532	$4,320	$—		$17,852
Accrued expenses	16,226	6,940	—		23,166
Current portion of deferred revenue	4,682	277	—		4,959
Current portion of long-term obligations	27	2,051	(2,051	) g	27

Total current liabilities	34,467	13,588	(2,051)		46,004
Line of credit	—	3,357	(3,357	) g	—
Long-term obligations - less current portion	—	7,106	52,894	g,h	60,000
Other long-term liabilities	696	1,228	13,000	i	14,924
Deferred tax liabilities	634	—	2,155	d	2,789
Deferred revenue	17,854	455	—		18,309

Total liabilities	53,651	25,734	62,641		142,026

Common stock subject to redemption	—	201	(201	) j	—
Preferred stock - Series A			48,710	k	48,710
Commitments and contingencies
Stockholders’ equity:
Common stock	56	—	—		56
Preferred stock - Series A	—	65,000	(65,000	) j	—
Preferred stock - Series B	—	31,262	(31,262	) j	—
Notes receivable from sale of common stock	—	(844)	844	j	—
Additional paid-in capital	415,752	—	—		415,752
Accumulated other comprehensive (loss) income	(2,091)	134	(134	) j	(2,091)
Accumulated deficit	(230,273)	(50,837)	46,337	j,s	(234,773)
Less treasury stock	(67)	—	—		(67)

Total stockholders’ equity	183,377	44,715	(49,215)		178,877

Total liabilities and stockholders’ equity	$237,028	$70,650	$61,935		$369,613

See accompanying notes to unaudited pro forma condensed combined financial statements.

1

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Comprehensive (Loss) Income

For the Six Months Ended June 30, 2013

(In thousands, except share and per share data)

Historical
RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments	Combined Pro Forma
(see note 2)
Revenues	$82,731	$42,113	$(137	) l	$124,707
Costs of processing and distribution	44,299	14,373	(137	) l	58,535

Gross profit	38,432	27,740	—	66,172

Expenses:
Marketing, general and administrative	30,718	25,188	1,566	e	57,472
Research and development	6,452	3,283	—	9,735
Litigation settlement	3,000	—	—	3,000
Acquisition expenses	1,495	—	(1,495	) m	—

Total expenses	41,665	28,471	71	70,207

Operating (loss) income	(3,233)	(731)	(71)	(4,035)

Other income (expense):
Interest expense	—	(112)	(568	) c,n	(680)
Interest income	9	4	—	13
Foreign exchange gain	(6)	—	—	(6)
Other expense	—	(405)	—	(405)

Total other income (expense) - net	3	(513)	(568)	(1,078)

Loss before income tax benefit	(3,230)	(1,244)	(639)	(5,113)
Income tax benefit	1,693	629	251	o	2,573

Net (loss) income	(1,537)	(615)	(388)	(2,540)

Convertible preferred dividend	—	—	(1,500	) p	(1,500)

Net (loss) income applicable to common shares	$(1,537)	$(615)	$(1,888)	$(4,040)

Other comprehensive (loss) income:
Unrealized foreign currency translation (loss) gain, net of tax	(315)	67	—	(248)

Comprehensive (loss) income	$(1,852)	$(548)	$(1,888)	$(4,288)

Net loss per common share - basic	$(0.03)	$(0.07)

Net loss per common share - diluted	$(0.03)	$(0.07)

Weighted average shares outstanding - basic	56,146,608	56,146,608	q

Weighted average shares outstanding - diluted	56,146,608	56,146,608	q

See accompanying notes to unaudited pro forma condensed combined financial statements.

2

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Comprehensive (Loss) Income

For the Year Ended December 31, 2012

(In thousands, except share and per share data)

	Historical
	RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments		Combined Pro Forma
			(see note 2)

Revenues	$178,113	$88,180	$(508	) l	$265,785
Costs of processing and distribution	92,896	26,506	(508	) l	118,894

Gross profit	85,217	61,674	—		146,891

Expenses:
Marketing, general and administrative	58,376	51,304	3,132	e	112,812
Research and development	12,231	8,587	—		20,818
Litigation settlement	2,350	—	—		2,350
Asset abandonments	20	—	—		20

Total expenses	72,977	59,891	3,132		136,000

Operating income (loss)	12,240	1,783	(3,132)		10,891

Other income (expense):
Interest expense	—	(571)	(1,136	) c,n	(1,707)
Interest income	185	57	—		242
Foreign exchange gain	19	—	—		19
Gain on embedded Series B derivative	—	1,430	—		1,430
Other expense	—	(430)	—		(430)

Total other income (expense) - net	204	486	(1,136)		(446)

Income before income tax (provision) benefit	12,444	2,269	(4,268)		10,445
Income tax (provision) benefit	(4,042)	8,078	1,622	o	5,658

Net income (loss)	8,402	10,347	(2,646)		16,103

Convertible preferred dividend	—	—	(3,000	) p	(3,000)

Net income (loss) applicable to common shares	$8,402	$10,347	$(5,646)		$13,103

Other comprehensive income (loss):
Unrealized foreign currency translation (loss) gain, net of tax	408	(164)	—		244

Comprehensive income (loss)	$8,810	$10,183	$(5,646)		$13,347

Net income per common share - basic	$0.15				$0.23

Net income per common share - diluted	$0.15				$0.23

Weighted average shares outstanding - basic	55,861,957				55,861,957	q

Weighted average shares outstanding - diluted	56,068,795				56,068,795	q

See accompanying notes to unaudited pro forma condensed combined financial statements.

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RTI SURGICAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

Note 1. Basis of Presentation

On July 16, 2013, RTI Surgical, Inc. (“RTI Surgical”) completed the acquisition of Pioneer Surgical Technology, Inc. (“Pioneer Surgical Technology”) which is described in the current report on Form 8-K filed on July 19, 2013. The accompanying unaudited pro forma condensed combined financial statements present the pro forma condensed combined financial position and results of operations of the combined company based upon the historical financial statements of RTI Surgical and Pioneer Surgical Technology, after giving effect to the Pioneer Surgical Technology acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the acquisition on RTI Surgical.

On July 16, 2013, RTI Biologics, Inc. changed its name to RTI Surgical.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with Accounting Standards Codification, or ASC, Topic 805, Business Combinations, or ASC 805. ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their acquisition date fair values and that the fair value of intangibles are recognized regardless of their intended use. The acquisition method of accounting uses the fair value concepts defined in ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by market participants. Accordingly, RTI Surgical may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect RTI Surgical’ s intended use of such assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of RTI Surgical and Pioneer Surgical Technology’s operations.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it was completed on June 30, 2013 and includes estimated pro forma adjustments for RTI Surgical’ s preliminary internal valuations of all assets acquired and liabilities assumed. These adjustments are subject to further adjustment as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined statements of comprehensive (loss) income reflect the acquisition as if it had been completed at the beginning of each period presented.

The pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the purchase price to identifiable net assets acquired and liabilities assumed and the excess purchase price to goodwill. The purchase price allocation included within these unaudited pro forma condensed combined financial statements is based upon a preliminary cash purchase price of approximately $126,371.

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The preliminary purchase price is as follows:

(in thousands)
Cash proceeds from term loan	60,000
Net cash proceeds from preferred share issuance	48,710
Cash from RTI Surgical	17,661

Total purchase price	$126,371

The table below represents a preliminary allocation of the total consideration to Pioneer Surgical Technology’s tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimate of their respective fair values and potential fair value ranges as of June 30, 2013.

	(in thousands)
	Fair Value at Acquisition	Fair Value Range
Accounts receivable	$12,300	$12,000 - $12,300
Inventory	30,293	20,000 - 40,000
Prepaid and other current assets	1,511	1,000 - 2,000
Property, plant and equipment, net	16,083	15,000 - 20,000
Intangible assets, net	28,000	20,000 - 40,000
Indemnification asset	13,000	10,000 - 13,000
Other assets	228	200 - 250
Accounts payable	(4,320)	(4,320)
Other current liabilities	(7,217)	(5,000 - 10,000)
Other non-current liabilities	(1,683)	(1,500 - 1,750)
Indemnification liability	(13,000)	(10,000 -13,000)
Deferred tax liabilities, net	(2,155)	(0 - 10,000)

Total identifiable net assets acquired	73,040
Goodwill	53,331	45,000 - 60,000

Estimated purchase price	$126,371

Upon completion of the fair value assessment after the acquisition, RTI Surgical anticipates that the ultimate price allocation will differ from the preliminary assessment outlined above. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial statements. Any changes to the initial estimates of the fair value of the assets and liabilities will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.

Note 2. Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements have been adjusted for the following:

a.	To reflect cash paid for Pioneer Surgical Technology by RTI Surgical of $17,661, $580 of debt issuance costs, $4,500 of anticipated incremental acquisition costs and excluding $918 of Pioneer Surgical Technology’s cash as part of the debt free, cash free transaction.

b.	A preliminary excess fair value estimate of $1,685 has been allocated to inventories acquired. The assumptions as to the fair value of Pioneer Surgical Technology’s inventory and the estimated useful lives may change as RTI Surgical conducts a valuation of Pioneer Surgical Technology’s inventory following the completion of the acquisition. The pro forma fair value adjustment to inventories acquired is based on Pioneer Surgical Technology’s inventories as of the date of the acquisition, adjusted as follows based on RTI Surgical management’s estimates using the following methods:

1.	Finished goods at estimated selling prices less the sum of costs of disposal and a reasonable profit allowance for the selling effort of a market participant;

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2.	Work in process at estimated selling prices of finished goods less the sum of costs to complete, costs of disposal, and a reasonable profit allowance for the completing and selling effort of a market participant based on profit for similar finished goods; and

3.	Raw materials at current replacement costs.

c.	To reflect debt issuance costs as follows:

	Fair Value at Acquisition	Estimated Useful Lives (Years)	Pro Forma Amortization Expense for June 30, 2013	Pro Forma Amortization Expense for December 31, 2012
	(in thousands)

Debt Issuance Costs - Current	$116		$—	$—
Debt Issuance Costs - Long-term	464		58	116

Total	$580	5	$58	$116

d.	Represents the net deferred income tax liability, based on the statutory tax rates of the relevant jurisdictions. The effect of deferred taxes was estimated as follows:

(in thousands)
Deferred income tax effect due to estimated fair value impact for:
Inventory	661
Intangible assets	10,992
Indemnification asset	5,103
Indemnification liability	(5,103)

Estimated adjustments to deferred income taxes	11,653
Pioneer Surgical Technology’s historical deferred tax assets, net	(9,498)

Estimated deferred tax liability, net	2,155

The fair value range of Pioneer Surgical Technology’s historical deferred tax assets, net are expected to be between $7,000 and $10,000.

e.	To reflect the fair value of intangible assets acquired and additional amortization expense due to the adjustment of certain of Pioneer Surgical Technology’s intangible assets to fair value at the time of the acquisition. Pro forma amortization expense for the six months ended June 30, 2013 and the year ended December 31, 2012 of $1,566 and $3,132, respectively, was recorded utilizing the straight-line method of amortization for intangible assets:

	Book Value as of June 30, 2013	Fair Value as of June 30, 2013	Pro Forma Adjustment	Fair Value Range
	(in thousands)

Intangibles, net	$1,504	$28,000	$26,496	$20,000 - $40,000

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The table below represents a preliminary allocation of the purchase price to certain long-lived intangible assets of Pioneer Surgical Technology. The preliminary allocation of the purchase price to identifiable intangible assets and the estimated useful lives is as follows:

	Fair Value at Acquisition	Estimated Useful Lives (Years)	Pro Forma Amortization Expense for June 30, 2013	Pro Forma Amortization Expense for December 31, 2012
	(in thousands)

Intellectual Property	$20,250	10	$1,013	$2,025
Distribution agreements	6,750	7	482	964
Other	1,000	7	71	143

Total	$28,000		$1,566	$3,132

f. To reflect indemnification asset for potential litigation and working capital adjustments and long-term debt issuance costs as follows:

(in thousands)
Indemnification asset at acquisition	$13,000
Debt issuance costs - long-term	464

Total	$13,464

g.	To reflect elimination of Pioneer Surgical Technology’s historical debt accounts which were paid off at acquisition by Pioneer Surgical Technology as part of the debt free, cash free transaction.

h.	To reflect the $60,000 term loan as partial payment for Pioneer Surgical Technology, net of the long-term portion of Pioneer Surgical Technology’s historical debt of $7,106.

i.	To reflect the indemnification liability at acquisition for potential litigation and working capital adjustments of Pioneer Surgical Technology.

j.	To reflect elimination of Pioneer Surgical Technology’s historical stockholders’ equity accounts.

k.	To reflect $48,710 in net cash proceeds from RTI Surgical’ preferred share issuance as partial payment for Pioneer Surgical Technology.

l.	To reflect elimination of intercompany revenues.

m.	To reflect the elimination of direct acquisition costs incurred prior to the acquisition.

n.	To reflect the amortization of debt issuance costs and interest expense on the $60,000 term loan at 1.70% per annum.

o.	To reflect adjustments to income tax (provision) benefit for the pro forma adjustments at statutory rates.

p.	To reflect the six month and full year convertible preferred dividend paid quarterly in arrears on the preferred share issuance.

q.	No additional common shares were issued by RTI Surgical with respect to the acquisition of Pioneer Surgical Technology. At the time of the acquisition, the convertible preferred shares were anti-dilutive to the weighted average shares outstanding.

r.	To reflect the pro forma impact of $53,331 of excess preliminary purchase price over the acquired assets and liabilities assumed.

s.	To reflect anticipated incremental acquisition costs of $4,500.

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